As filed with the Securities and Exchange Commission on November 1, 2000

                                             Registration No. 2-68061
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6

                       Post-Effective Amendment No. 28 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                            RONALD J. BOCAGE, ESQ.
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                           THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                              --------------------

It is proposed that this filing become effective(check appropriate box)

 [ ]immediately upon filing pursuant to paragraph (b) of Rule 485
 ---

 [X]on November 1, 2000 pursuant to paragraph (b) of Rule 485
 ---
 [ ]60 days after filing pursuant to paragraph (a)(1) of Rule 485
 ---
 [ ]on (date) pursuant to paragraph (a)(1) of Rule 485
 ---

If appropriate check the following box

 [ ]this post-effective amendment designates a new effective date for a
 ---
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1999 pursuant to Rule 24f-2 on March 30, 2000.

                             CROSS-REFERENCE TABLE



Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------
1, 2                             Cover, The Account and The Series
                                 Fund, JHVLICO and John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund, State
                                 Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Principal Policy Provisions

10(f)                            Voting Privileges

10(g),(h)                        Changes in Applicable Laws--Funding  and otherwise

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 The Series Fund

11, 12                           Summary of Policies, The Account and
                                 The SeriesFund, Distribution of Policies

13                               Charges and Expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Cash Values
                                 and Accumulated Premiums

14, 15                           Summary of Policies, Premiums

16                               The Account and The Series Fund

17                               Summary of Policies, Principal
                                 Policy Provisions

18                               The Account and The Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes in Applicable Law--Funding and
                                 Otherwise

21                               Principal Policy Provisions

22                               Principal Policy Provisions

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Management

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits,Cash Values
                                 and Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values
                                 and Accumulated Values

47, 48, 49, 50                   Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund,
                                 Changes in Applicable Law--Funding and
                                 Otherwise

53,54,55                         Not Applicable

56,57,58                         Not Applicable

59                               Financial Statements

                                    PART II

                          UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       REPRESENTATION OF REASONABLENESS

   John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

   Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission of an officer or a director of JHVLICO.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


     This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     Cross-Reference Table

     The prospectus containing the information specified in the instructions in Form S-6 under the Securities Act of 1933.

     The undertaking to file reports.

     The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

1.A. (1) JHVLICO Board Resolution establishing the separate account, previously filed electronically on April 12, 1996.

     (2) Not Applicable

     (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

         (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

         (c) Schedule of sales commissions included in Exhibit 1. A. (3) (a) above.

     (4) Not Applicable

     (5)     (a) Form of annual premium policy, included in Post-Effective
                  Amendment No. 15 to this File No. 2-68061 filed in October, 1988.

             (b) Form of single premium policy, incorporated in Post-Effective
                  Amendment No. 6 to this File No. 2-68061 filed in October,
                  1984.

             (c) Forms of endorsement for annual premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File No. 2-68061 filed December, 1985

             (d) Forms of endorsement for single premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File No. 2-68061 filed December, 1985

     (6)     (a) JHVLICO Certificate of Incorporation, included in the initial
                  Registration Statement under this File No. 2-68061, filed in June, 1980

             (b) JHVLICO By-laws, included in the initial Registration Statement under this File No. 2-68061, filed in June, 1980

     (7)     Not Applicable

     (8)     Not Applicable

     (9)     Not Applicable

     (10) Forms of application for Policies, included in Post-Effective Amendment No. 3 to this File No. 2-68061 filed in March, 1983 (annual premium policies) and Post-Effective Amendment No. 6 to this File No. 2-68061 filed in October, 1984 (single premium policy)

     (11)    Not Applicable. The Registrant invests only in shares of open-end
             Funds.

2.   Included as Exhibit 1.A (5) above

3. Opinion and consent of counsel as to securities being registered included in Post-Effective Amendment No. 14 to this File No. 2-68061 filed in June, 1988

4.   Not Applicable

5.   Not Applicable

6.   Opinion and consent of actuary.

7.   Consent of independent auditors.

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for Policies pursuant to Rule 6e-2(b)(12)(ii) and method of computing adjustments in payments and cash values of Policies upon conversion to fixed benefit policies pursuant to Rule 6e-2(b)(13)(v)(B), included in Post-Effective Amendment No. 10 to this File No. 2-68061 filed in March, 1986

9. Powers of Attorney For Bruce M. Jones and Paul Strong, incorporated by reference from the Post-Effective Amendment No. 2 to File No. 333-81127 filed on May 4, 2000. Power of attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report for John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28, 1997. Powers of attorney for D'Alessandro, Lee, Van Leer, Tomlinson, Reitano, Luddy and Paster. included in Post-Effective Amendment No. 22 to this file no. 2-68061 filed in April, 1995.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).


                             PRIOR EXEMPTIVE ORDER


    JHVLICO, its Variable Life Account U (formerly JHVLICO's Variable Life Bond Account) and John Hancock intend to continue to rely, to the extent necessary, on the exemptive relief granted to them in SEC Release No. IC-14,365 (February 11, 1985).

----------------------------------------

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of November, 2000.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President



Attest:    /s/ PETER SCAVONGELLI
           ------------------------
           Peter Scavongelli
           Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK J. GILL
-------------------
Patrick J. Gill            Controller (Principal Accounting   November 1, 2000
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                 November 1, 2000

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Bruce M. Jones         Director
            Paul M. Strong         Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of November, 2000.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     Vice Chairman and President



Attest   /s/ PETER SCAVONGELLI
         ---------------------
         Peter Scavongelli
         Assistant Secretary

                        PROSPECTUS DATED NOVEMBER 1, 2000

                           ANNUAL PREMIUM VARIABLE LIFE

                scheduled premium variable life insurance policies
                                    issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")



                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------
                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129
                                    U.S. MAIL
                                    ---------
                                   P.O. Box 111
                                 Boston, MA 02117
                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048





        The policies provide the following 7 variable investment options:

                  VARIABLE INVESTMENT OPTION                     MANAGED BY
                  --------------------------                     ----------
--------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .     Independence Investment Associates, Inc. and
                                                                  Capital Guardian Trust Company
  Growth & Income . . . . .                                      Independence Investment Associates, Inc. and Putnam
                                                                  Investment Management, Inc.
  Large Cap Growth . . . .                                       Independence Investment Associates, Inc.
  Real Estate Equity . . . .                                     Independence Investment Associates, Inc. and Morgan
                                                                  Stanley Dean Witter Investment Management Inc.
  International Equity Index . . . . . . . . . . . . . . . .     Independence International Associates, Inc.
  Active Bond . . . . .  . . . . . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  Money Market . . . . .                                         John Hancock Life Insurance Company
--------------------------------------------------------------------------------------------------------------------





     We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 16.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account U. These start on page 37.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 108.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

 Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   4
 .Who owns the policy?. . . . . . . . . . . . . .                    4
 .How can I invest money in the policy?. . . . . .                   5
 .How much must I invest?. . . . . . . . . . . . .                   5
 .What happens to my remaining policy value if the policy            6
lapses?. . . . . . . . . . . . . . . . . . . . .
 .How will the value of my investment in the policy change           6
over time?. . . . . . . . . . . . . . . . . . . .
 .Will I receive annual dividends?. . . . . . . .                    7
 .What charges will JHVLICO deduct from my investment in             8
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trust deduct from my investment in           9
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?            10
 .How can I change my policy's investment allocations?              10
 .How can I access my investment in the policy?. .                  11
 .How much will JHVLICO pay when the insured person dies?           12
 .Can I cancel my policy after it's issued?. . . .                  13
 .Can I choose the form in which JHVLICO pays out policy            13
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   14
 .How will my policy be treated for income tax purposes?            14
 .How do I communicate with JHVLICO?. . . . . . .                   14

Here are the page numbers where the questions and answers appear:

 WHAT IS THE POLICY?

  This prospectus describes three types of policies being offered by JHVLICO: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All policies may be issued on insured persons between ages of 0 and 75. Discounts are available to insured persons meeting non-smoking underwriting criteria.

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine how much of your premium you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Surrender a portion of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments".

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 HOW MUCH MUST I INVEST?

Payment period and frequency.

  Premiums are payable annually or more frequently over the insured person's lifetime in accordance with our published rules and rates. Premiums are payable on or before the due date specified in the policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured person dies.

Lapse and reinstatement

  If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person's death.

 WHAT HAPPENS TO MY REMAINING POLICY VALUE IF THE POLICY LAPSES?

  Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any policy values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy values will purchase.


    For example, using the Variable Whole Life P50 Policy (Age 25 years Male-Smoker) illustrated in this prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:

                    Variable or Fixed
                    Paid-Up Whole Life                    Fixed Extended Term Insurance
                    ------------------                    -----------------------------
                      Death Benefit                   Death Benefit     Term in Years and Days
                      -------------                   -------------     ----------------------


                        $10,427            or            $62,736          12 years 331 days
-------------------------------------------------------------------------------------------------


  If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.

  A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest (your so-called "net premium") in the investment options you've elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  At any time, the "cash value" of your policy (assuming you take all dividend payments in cash) is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all partial surrenders you have made.

 If you take a loan on the policy, however, your cash value will be computed somewhat differently. This is discussed beginning on page 11.

 WILL I RECEIVE ANNUAL DIVIDENDS?

  These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

  Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover expected state premium taxes we
 --------------------
  must pay, on average. This charge is 2.5% of each premium.

 . Adjustment for premium payment frequency - If you select a premium
 ------------------------------------------
  payment mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less
                  ---------------------------------------------------------
  value in your policy to support it during the course of the year. To
  --------------------------------------------------------------------
  compensate for the risk to us that this creates, the rate we set for each
  -------------------------------------------------------------------------
  non-annual premium includes an additional amount that we retain, rather
  -----------------------------------------------------------------------
  than crediting it to your policy.
  ---------------------------------

 . Annual administrative charge - A charge of $50 in each policy year to
 ------------------------------
  help defray our annual administrative expenses.

 . Charge for extra insurance risk - The amount of premiums we may require
 ---------------------------------
  may include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.

 . Optional benefits charge - The amount of premiums we require is increased
 --------------------------
  by an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).

 . Premium sales charge - A charge not to exceed 9% of the basic annual
 ----------------------
  premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge.) The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.

 . Additional first Year administrative charge - A charge in the first
 ---------------------------------------------
  policy year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.

 . Risk charge - A charge necessary to cover the risk we assumed that the
 ---------------
  Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.

 . Deduction for dividends - A deduction for dividends to be paid or
 -------------------------
  credited in accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.

Deductions from Account assets

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates will never be more than those based on the 1980 Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. The current charge is at an effective annual rate of .50% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1999 (rounded to two decimal places).

  The investment management fee percentages for the Large Cap Growth, International Equity Index and Money Market funds reflect the investment management fees that were payable for 1999. The investment management fee percentages for the Managed, Growth & Income, Real Estate Equity and Active Bond funds reflect new fee schedules approved by the shareholders of those funds effective November 1, 2000, and are calculated as if those new fee schedules were in effect for all of 1999. The other fund expenses percentages for all funds are based on the allocation methodology and expense reimbursement policy adopted by the funds' shareholders on April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999.




                                          Other    Total Fund      Other Operating
                          Investment    Operating  Operating           Expenses
Fund Name               Management Fee   Expenses   Expenses    Absent Reimbursement*
---------               --------------  ---------  ----------  -----------------------
Managed . . . . . . .          0.67%      0.03%      0.70%              0.03%
Growth & Income . . .          0.67%      0.03%      0.70%              0.03%
Large Cap Growth. . .          0.36%      0.03%      0.39%              0.03%
Real Estate Equity.                %       0.10%      1.11%              0.10%
International Equity
 Index. . . . . . . .          0.16%      0.10%      0.26%              0.22%
Active Bond** . . . .          0.61%      0.03%      0.64%              0.03%
Money Market. . . . .          0.25%      0.06%      0.31%              0.06%


* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.
** Active Bond was formerly "Sovereign Bond".

 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%.

Transfers of existing cash value

  You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.You may not make more than six transfers in each policy year.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time for its "surrender value." You must return your policy when you request a full surrender. The surrender value will be the policy cash value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

Partial Surrender

  A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your "Loan Value." The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in your state, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.

  We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.

  The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of5 1/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.

Guaranteed minimum death benefit

  The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantees that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.

Variable Sum Insured

  After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.

  Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each business day and the policy's assumed annual rate of4 1/2% is translated, on an actuarial basis, into a change in the Variable Sum Insured.

  The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than4 1/2%, the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  You will receive a refund of any premiums you've paid. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your cash value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your cash value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 31.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial surrenders

     . transfers of cash value among investment options

     . change of allocation among investment options for new premium payments

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

   ILLUSTRATION OF DEATH BENEFITS, CASHVALUES, SURRENDER VALUES AND ACCUMULATED
                                    PREMIUMS

  The following tables illustrate the changes in death benefit, cash value and surrender value of each of the three types of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age and Initial Sum Insured. Each table illustrates the operation of a policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The amounts shown are for the end of each policy year and assume that all of the cash value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.36%, 5.60% and 11.56%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual premiums for a standard risk that are paid at the beginning of each policy year.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .31%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .05%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy cash values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnote to the table on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only. The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a policy are illustrative of those which would be paid if investment returns of 0%, 6% and 12% are realized, if our mortality and expense experience in the future is as currently experienced and if our dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Initial Sum Insured requested.

LAN: VARIABLE WHOLE LIFE 100 AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $135,135 ANNUAL PREMIUM $1,250.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      1,313    135,135      0   135,135  135,550       0  135,550  142,561        0   142,561
     2      2,691    135,135    208   135,343  135,588     208  135,796  143,283      208   143,491
     3      4,138    135,135    400   135,535  135,786     410  136,196  147,033      421   147,454
     4      5,657    135,135    575   135,710  135,993     608  136,600  151,098      642   151,739
     5      7,252    135,135    734   135,869  136,206     799  137,005  155,417      869   156,286
     6      8,928    135,135    879   136,014  136,423     986  137,409  159,987    1,105   161,092
     7     10,686    135,135  1,011   136,146  136,644   1,168  137,812  164,813    1,350   166,164
     8     12,533    135,135  1,153   136,288  136,870   1,374  138,244  169,906    1,679   171,585
     9     14,472    135,135  1,302   136,437  137,099   1,601  138,700  175,277    2,126   177,403
    10     16,508    135,135  1,458   136,593  137,332   1,853  139,185  180,939    2,712   183,652
    15     28,322    135,135  2,420   137,555  138,519   3,981  142,500  213,370    8,251   221,620
    20     43,399    135,135  3,384   138,519  139,804   7,708  147,512  255,762   19,892   275,654
    25     62,642    135,135  4,103   139,238  141,231  12,607  153,838  312,737   40,264   353,002
    30     87,201    135,135  4,595   139,730  142,712  18,666  161,378  386,200   74,054   460,254
    35    118,545    135,135  4,986   140,121  144,248  26,213  170,461  481,203  129,322   610,525
Age 65    158,550    135,135  5,342   140,477  145,835  35,315  181,150  604,241  217,588   821,829





                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      1,313       94      0       94      99       0      99      105        0       105
     2      2,691      934     34      968     995      34   1,028    1,056       34     1,090
     3      4,138    1,774     67    1,841   1,937      69   2,007    2,108       71     2,179
     4      5,657    2,613    100    2,713   2,929     106   3,035    3,269      112     3,381
     5      7,252    3,448    132    3,580   3,968     145   4,112    4,548      158     4,706
     6      8,928    4,278    164    4,443   5,056     185   5,241    5,957      208     6,165
     7     10,686    5,101    196    5,297   6,192     227   6,420    7,503      264     7,767
     8     12,533    5,915    232    6,147   7,379     277   7,656    9,202      340     9,542
     9     14,472    6,720    271    6,991   8,614     335   8,949   11,063      447    11,510
    10     16,508    7,513    315    7,828   9,899     402  10,301   13,102      591    13,693
    15     28,322   11,495    627   12,123  17,345   1,036  18,381   26,840    2,156    28,996
    20     43,399   15,037  1,045   16,082  26,110   2,390  28,499   47,986    6,193    54,178
    25     62,642   17,723  1,498   19,221  35,800   4,623  40,423   79,639   14,826    94,465
    30     87,201   19,972  1,967   21,938  46,822   8,025  54,847  127,290   31,977   159,267
    35    118,545   21,708  2,473   24,181  58,936  13,060  71,996  197,510   64,715   262,225
Age 65    158,550   22,958  3,032   25,990  71,982  20,142  92,124  299,610  124,650   424,260




---------
* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE 100 AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $113,968 ANNUAL PREMIUM $2,000.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      2,100    113,968      0   113,968  114,318       0  114,318  120,231        0   120,231
     2      4,305    113,968    102   114,070  114,417     102  114,519  122,111      102   122,213
     3      6,620    113,968    196   114,164  114,581     202  114,783  125,257      262   125,519
     4      9,051    113,968    282   114,250  114,754     342  115,096  128,695      511   129,206
     5     11,604    113,968    362   114,330  114,931     536  115,467  132,341      854   133,196
     6     14,284    113,968    459   114,427  115,112     780  115,892  136,184    1,296   137,479
     7     17,098    113,968    577   114,545  115,295   1,072  116,367  140,221    1,840   142,061
     8     20,053    113,968    735   114,703  115,480   1,437  116,917  144,460    2,529   146,989
     9     23,156    113,968    923   114,891  115,667   1,867  117,535  148,909    3,365   152,273
    10     26,413    113,968  1,139   115,107  115,857   2,366  118,224  153,577    4,367   157,944
    15     45,315    113,968  2,421   116,389  116,823   5,812  122,635  180,222   12,462   192,684
    20     69,438    113,968  3,776   117,744  117,844  10,765  128,609  214,207   27,661   241,868
Age 65    100,226    113,968  4,895   118,863  118,945  16,990  135,935  258,552   53,375   311,927
    30    139,521    113,968  5,836   119,804  120,069  24,212  144,791  314,489   95,727   410,216
    35    189,672    113,968  6,651   120,619  121,212  34,125  155,337  385,101  163,843   548,944





                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      2,100      591      0      591     626       0     626      662        0       662
     2      4,305    1,986     28    2,014   2,137      28   2,165    2,291       28     2,319
     3      6,620    3,350     57    3,407   3,694      58   3,752    4,056       76     4,132
     4      9,051    4,682     84    4,767   5,296     102   5,399    5,967      154     6,121
     5     11,604    5,984    112    6,096   6,947     166   7,113    8,036      266     8,302
     6     14,284    7,254    147    7,401   8,644     250   8,894   10,273      417    10,690
     7     17,098    8,494    191    8,685  10,391     356  10,746   12,695      613    13,308
     8     20,053    9,705    251    9,956  12,187     493  12,680   15,315      871    16,186
     9     23,156   10,886    326   11,212  14,035     662  14,697   18,151    1,198    19,350
    10     26,413   12,037    416   12,453  15,934     868  16,801   21,218    1,607    22,826
    15     45,315   17,504  1,037   18,541  26,385   2,499  28,884   40,891    5,380    46,270
    20     69,438   22,070  1,878   23,948  37,910   5,381  43,291   69,226   13,883    83,110
Age 65    100,226   25,346  2,780   28,126  49,861   9,691  59,552  108,880   30,573   139,453
    30    139,521   27,731  3,736   31,467  62,133  15,892  78,025  163,488   61,828   225,316
    35    189,672   29,282  4,725   34,007  74,287  24,354  98,641  237,100  117,438   354,538




---------
* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $65,723 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Qualified


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    65,723      0   65,723  65,925       0  65,925   69,335       0    69,335
     2      1,507    65,723      0   65,723  65,930       0  65,930   69,442       0    69,442
     3      2,317    65,723    175   65,898  66,029     192  66,221   71,304     211    71,515
     4      3,168    65,723    352   66,075  66,130     402  66,533   73,289     456    73,745
     5      4,061    65,723    527   66,250  66,234     625  66,859   75,389     735    76,124
     6      4,999    65,723    702   66,425  66,340     862  67,202   77,607   1,052    78,659
     7      5,984    65,723    876   66,599  66,448   1,114  67,562   79,948   1,407    81,356
     8      7,019    65,723  1,056   66,779  66,557   1,388  67,945   82,417   1,816    84,234
     9      8,105    65,723  1,240   66,963  66,669   1,684  68,352   85,021   2,282    87,302
    10      9,245    65,723  1,428   67,151  66,782   2,002  68,784   87,765   2,810    90,575
    15     15,860    65,723  2,434   68,157  67,358   4,007  71,365  103,443   6,732   110,175
    20     24,303    65,723  3,406   69,129  67,982   6,620  74,601  123,953  13,481   137,433
    25     35,079    65,723  4,135   69,858  68,677   9,555  78,232  151,610  23,919   175,529
    30     48,833    65,723  4,571   70,294  69,399  12,600  81,999  187,256  39,210   226,466
    35     66,385    65,723  4,740   70,463  70,147  15,688  85,835  233,343  61,314   294,657
Age 65     88,788    65,723  4,692   70,415  70,919  18,763  89,682  293,022  92,895   385,917





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        13      0       13      14       0      14       15       0        15
     2     1,507       423      0      423     450       0     450      476       0       476
     3     2,317       834     29      863     908      32     941      985      35     1,021
     4     3,168     1,244     61    1,305   1,390      70   1,461    1,548      80     1,628
     5     4,061     1,652     95    1,747   1,896     113   2,009    2,168     133     2,301
     6     4,999     2,057    131    2,188   2,425     162   2,587    2,850     198     3,048
     7     5,984     2,459    170    2,629   2,978     217   3,195    3,600     275     3,874
     8     7,019     2,857    212    3,069   3,555     280   3,835    4,423     368     4,790
     9     8,105     3,250    258    3,508   4,156     352   4,508    5,324     479     5,804
    10     9,245     3,637    309    3,946   4,781     435   5,216    6,312     612     6,925
    15    15,860     5,592    631    6,223   8,416   1,043   9,459   12,984   1,759    14,743
    20    24,303     7,332  1,051    8,383  12,696   2,052  14,749   23,256   4,197    27,453
    25    35,079     8,636  1,509   10,145  17,409   3,503  20,912   38,608   8,808    47,416
    30    48,833     9,727  1,956   11,683  22,769   5,417  28,186   61,719  16,933    78,652
    35    66,385    10,569  2,351   12,920  28,660   7,817  36,477   95,776  30,686   126,461
Age 65    88,788    11,176  2,664   13,839  35,004  10,702  45,706  145,295  53,222   198,517




---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00
DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $62,945 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    62,945      0   62,945  63,138       0  63,138   66,404       0    66,404
     2      2,583    62,945      0   62,945  63,183       0  63,183   67,251       0    67,251
     3      3,972    62,945     98   63,043  63,273     119  63,392   68,979     140    69,119
     4      5,431    62,945    212   63,157  63,369     264  63,633   70,870     322    71,192
     5      6,962    62,945    338   63,283  63,467     435  63,901   72,875     547    73,422
     6      8,570    62,945    472   63,417  63,566     627  64,193   74,988     814    75,802
     7     10,259    62,945    605   63,550  63,667     829  64,496   77,207   1,114    78,321
     8     12,032    62,945    752   63,697  63,769   1,060  64,830   79,536   1,471    81,007
     9     13,893    62,945    903   63,848  63,873   1,311  65,184   81,981   1,879    83,860
    10     15,848    62,945  1,061   64,006  63,977   1,584  65,562   84,546   2,345    86,890
    15     27,189    62,945  1,911   64,856  64,509   3,297  67,806   99,150   5,778   104,928
    20     41,663    62,945  2,691   65,636  65,071   5,414  70,486  117,795  11,414   129,209
Age 65     60,136    62,945  3,279   66,224  65,682   7,724  73,406  142,241  19,839   162,080
    30     83,713    62,945  3,713   66,658  66,304  10,211  76,516  173,058  32,226   205,284
    35    113,804    62,945  3,971   66,916  66,936  12,826  79,673  211,949  50,237   262,186





                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                           Cash Value              Cash Value               Cash Value
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260       251      0      251     266      0      266      281       0       281
     2      2,583     1,026      0    1,026   1,101      0    1,101    1,177       0     1,177
     3      3,972     1,784     28    1,813   1,962     34    1,996    2,149      41     2,189
     4      5,431     2,525     63    2,588   2,848     79    2,927    3,200      97     3,296
     5      6,962     3,248    104    3,353   3,760    135    3,895    4,338     170     4,508
     6      8,570     3,954    151    4,105   4,699    201    4,900    5,568     262     5,830
     7     10,259     4,643    200    4,843   5,664    275    5,939    6,900     371     7,271
     8     12,032     5,316    257    5,573   6,657    364    7,021    8,341     507     8,848
     9     13,893     5,972    319    6,292   7,679    465    8,144    9,901     669    10,570
    10     15,848     6,612    388    7,000   8,729    581    9,310   11,588     863    12,451
    15     27,189     9,670    818   10,488  14,530  1,418   15,947   22,435   2,494    24,929
    20     41,663    12,227  1,335   13,562  20,933  2,698   23,631   38,068   5,711    43,780
Age 65     60,136    14,029  1,862   15,892  27,533  4,405   31,938   59,900  11,365    71,265
    30     83,713    15,340  2,377   17,717  34,311  6,567   40,878   89,965  20,816   110,781
    35    113,804    16,191  2,821   19,013  41,023  9,154   50,177  130,493  36,012   166,505




---------
* Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90, Special Monthly $104.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 25 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $61,670 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    61,670      0   61,670  61,859       0  61,859   65,059       0    65,059
     2      1,507    61,670      0   61,670  61,865       0  61,865   65,160       0    65,160
     3      2,317    61,670    164   61,834  61,957     181  62,138   66,907     198    67,105
     4      3,168    61,670    331   62,001  62,052     378  62,430   68,769     428    69,198
     5      4,061    61,670    495   62,165  62,150     586  62,736   70,740     690    71,430
     6      4,999    61,670    659   62,329  62,249     809  63,058   72,821     987    73,808
     7      5,984    61.670    822   62,492  62,350   1,045  63,395   75,018   1,321    76,339
     8      7,019    61,670    991   62,661  62,453   1,303  63,755   77,335   1,705    79,039
     9      8,105    61,670  1,163   62,833  62,557   1,580  64,137   79,778   2,141    81,919
    10      9,245    61,670  1,339   63,009  62,664   1,879  64,543   82,352   2,637    84,989
    15     15,860    61,670  2,283   63,953  63,204   3,760  66,964   97,064   6,317   103,381
    20     24,303    61.670  3,195   64,865  63,789   6,211  70,001  116,309  12,650   128,959
    25     35,079    61,670  3,880   65,550  64,442   8,965  73,408  142,261  22,445   164,705
    30     48,833    61,670  4,289   65,959  65,119  11,823  76,942  175,708  36,793   212,501
    35     66,385    61,670  4,448   66,118  65,821  14,721  80,542  218,954  57,534   276,488
Age 65     88,788    61,670  4,402   66,072  66,546  17,606  84,152  274,952  87,168   362,121





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        12      0       12      13       0      13       14       0        14
     2     1,507       397      0      397     422       0     422      446       0       446
     3     2,317       782     28      810     852      30     883      924      33       958
     4     3,168     1,167     58    1,224   1,305      66   1,370    1,452      75     1,527
     5     4,061     1,550     89    1,639   1,779     106   1,885    2,034     125     2,159
     6     4,999     1,930    123    2,053   2,276     152   2,428    2,675     186     2,860
     7     5,984     2,307    159    2,466   2,794     203   2,998    3,378     258     3,635
     8     7,019     2,681    199    2,880   3,336     263   3,599    4,150     345     4,495
     9     8,105     3,049    242    3,292   3,900     331   4,230    4,996     450     5,446
    10     9,245     3,413    290    3,702   4,486     408   4,894    5,923     575     6,498
    15    15,860     5,247    592    5,839   7,897     979   8,876   12,183   1,651    13,834
    20    24,303     6,880    986    7,866  11,913   1,926  13,839   21,822   3,939    25,760
    25    35,079     8,103  1,416    9,519  16,335   3,287  19,622   36,227   8,265    44,492
    30    48,833     9,127  1,836   10,963  21,365   5,083  26,448   57,913  15,889    73,802
    35    66,385     9,918  2,206   12,123  26,893   7,334  34,227   89,870  28,794   118,663
Age 65    88,788    10,487  2,499   12,986  32,846  10,042  42,888  136,335  49,941   186,276




---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 40 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $57,644 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    57,644      0   57,644  57,821       0  57,821   60,812       0    60,812
     2      2,583    57,644      0   57,644  57,862       0  57,862   61,587       0    61,587
     3      3,972    57,644     90   57,734  57,945     109  58,053   63,170     128    63,299
     4      5,431    57,644    194   57,838  58,032     242  58,274   64,902     295    65,197
     5      6,962    57,644    309   57,953  58,122     398  58,520   66,738     501    67,239
     6      8,570    57,644    432   58,076  58,213     574  58,787   68,672     746    69,418
     7     10,259    57,644    554   58,198  58,305     759  59,065   70,705   1,020    71,725
     8     12,032    57,644    688   58,332  58,399     971  59,370   72,838   1,347    74,185
     9     13,893    57,644    827   58,471  58,494   1,201  59,695   75,077   1,721    76,797
    10     15,848    57,644    972   58,616  58,589   1,451  60,040   77,425   2,148    79,573
    15     27,189    57,644  1,750   59,394  59,076   3,019  62,096   90,800   5,291    96,092
    20     41,663    57,644  2,464   60,108  59,591   4,959  64,550  107,875  10,453   118,327
Age 65     60,136    57,644  3,003   60,647  60,151   7,073  67,224  130,262  18,169   148,430
    30     83,712    57,644  3,400   61,044  60,720   9,351  70,072  158,484  29,512   187,996
    35    113,803    57,644  3,637   61,281  61,299  11,746  73,045  194,100  46,007   240,106





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260      230      0      230     244      0      244      258       0       258
     2      2,583      940      0      940   1,008      0    1,008    1,078       0     1,078
     3      3,972    1,634     26    1,660   1,797     31    1,828    1,968      37     2,005
     4      5,431    2,312     58    2,370   2,608     72    2,681    2,930      88     3,019
     5      6,962    2,975     96    3,070   3,444    123    3,567    3,972     156     4,128
     6      8,570    3,621    138    3,759   4,303    184    4,487    5,099     240     5,339
     7     10,259    4,252    183    4,435   5,187    252    5,439    6,319     340     6,659
     8     12,032    4,868    235    5,103   6,097    333    6,430    7,639     464     8,103
     9     13,893    5,469    292    5,762   7,032    426    7,458    9,067     613     9,680
    10     15,848    6,055    355    6,410   7,994    532    8,526   10,612     790    11,402
    15     27,189    8,856    749    9,605  13,306  1,298   14,604   20,545   2,284    22,830
    20     41,663   11,197  1,222   12,420  19,170  2,471   21,641   34,862   5,230    40,093
Age 65     60,136   12,848  1,705   14,553  25,214  4,034   29,249   54,855  10,408    65,263
    30     83,712   14,048  2,177   16,225  31,421  6,014   37,435   82,389  19,063   101,451
    35    113,803   14,828  2,584   17,412  37,568  8,383   45,951  119,504  32,979   152,483




---------
* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $28,930 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        368    28,930      0   28,930  29,019      0   29,019   30,520       0    30,520
     2        753    28,930      0   28,930  29,021      0   29,021   30,567       0    30,567
     3      1,159    28,930     26   28,956  29,065     26   29,090   31,387      33    31,419
     4      1,584    28,930     49   28,979  29,109     61   29,171   32,260      81    32,341
     5      2,031    28,930     79   29,009  29,155    106   29,261   33,185     143    33,328
     6      2,500    28,930    114   29,044  29,202    160   29,361   34,161     222    34,383
     7      2,992    28,930    152   29,082  29,249    222   29,471   35,192     316    35,508
     8      3,509    28,930    199   29,129  29,297    296   29,593   36,279     432    36,711
     9      4,052    28,930    251   29,181  29,346    382   29,729   37,424     573    37,997
    10      4,622    28,930    310   29,240  29,396    482   29,878   38,632     739    39,371
    15      7,930    28,930  1,001   29,931  29,650  1,533   31,183   45,534   2,474    48,008
    20     12,152    28,930  1,741   30,671  29,924  3,006   32,931   54,562   5,636    60,198
    25     17,540    28,930  2,208   31,138  30,230  4,526   34,756   66,736  10,369    77,105
    30     24,416    28,930  2,440   31,370  30,548  6,022   36,570   82,426  17,198    99,625
    35     33,193    28,930  2,513   31,443  30,877  7,507   38,384  102,713  27,021   129,734
Age 65     44,394    28,930  2,479   31,409  31,217  8,977   40,194  128,983  41,035   170,018





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       368        6       0       6       6      0        6       7       0        7
     2       753      186       0     186     198      0      198     209       0      209
     3     1,159      367       4     371     400      4      404     434       5      439
     4     1,584      547       9     556     612     11      623     681      14      695
     5     2,031      727      14     741     835     19      854     954      26      980
     6     2,500      905      21     927   1,068     30    1,098   1,255      42    1,296
     7     2,992    1,082      30   1,112   1,311     43    1,354   1,585      62    1,646
     8     3,509    1,257      40   1,297   1,565     60    1,625   1,947      88    2,034
     9     4,052    1,430      52   1,483   1,829     80    1,909   2,344     120    2,464
    10     4,622    1,601      67   1,668   2,105    105    2,209   2,779     161    2,940
    15     7,930    2,462     260   2,721   3,705    399    4,104   5,715     646    6,362
    20    12,152    3,227     538   3,765   5,589    932    6,521  10,237   1,755   11,991
    25    17,540    3,801     806   4,607   7,663  1,659    9,322  16,994   3,818   20,813
    30    24,416    4,282   1,044   5,326  10,022  2,589   12,612  27,167   7,427   34,595
    35    33,193    4,652   1,247   5,899  12,616  3,740   16,356  42,159  13,523   55,682
Age 65    44,394    4,919   1,407   6,327  15,408  5,120   20,528  63,956  23,510   87,466




---------
* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $28,661 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  -----------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  ---------
     1        630    28,661      0   28,661  28,749      0   28,749  30,236       0    30,236
     2      1,291    28,661      0   28,661  28,752      0   28,752  30,284       0    30,284
     3      1,986    28,661     15   28,676  28,795     17   28,812  31,101      26    31,127
     4      2,715    28,661     35   28,696  28,839     50   28,889  31,965      72    32,037
     5      3,481    28,661     64   28,725  28,884     94   28,978  32,873     136    33,009
     6      4,285    28,661    102   28,763  28,929    152   29,082  33,825     221    34,046
     7      5,129    28,661    142   28,803  28,975    217   29,192  34,823     320    35,144
     8      6,016    28,661    190   28,851  29,021    296   29,317  35,870     445    36,315
     9      6,947    28,661    245   28,906  29,068    386   29,455  36,968     592    37,559
    10      7,924    28,661    305   28,966  29,116    489   29,604  38,119     765    38,884
    15     13,594    28,661  1,041   29,702  29,355  1,584   30,939  44,623   2,551    47,174
    20     20,831    28,661  1,800   30,461  29,610  3,043   32,652  52,948   5,621    58,569
Age 65     30,068    28,661  2,260   30,921  29,891  4,474   34,365  64,018   9,994    74,012
    30     41,856    28,661  2,512   31,173  30,177  5,897   36,074  77,947  16,251    94,198
    35     56,901    28,661  2,630   31,291  30,466  7,342   37,809  95,511  25,239   120,750





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       630       12       0      12      12      0       12      13       0       13
     2     1,291      371       0     371     394      0      394     417       0      417
     3     1,986      722       4     726     787      5      792     854       8      861
     4     2,715    1,065      11   1,076   1,191     15    1,206   1,327      22    1,348
     5     3,481    1,401      20   1,421   1,608     29    1,637   1,839      42    1,881
     6     4,285    1,728      32   1,761   2,037     49    2,085   2,392      71    2,463
     7     5,129    2,048      47   2,095   2,477     72    2,549   2,991     107    3,098
     8     6,016    2,360      65   2,425   2,931    102    3,032   3,639     153    3,792
     9     6,947    2,664      87   2,751   3,397    137    3,534   4,341     211    4,551
    10     7,924    2,961     112   3,073   3,877    179    4,056   5,099     282    5,380
    15    13,594    4,406     446   4,851   6,558    681    7,239  10,014   1,101   11,115
    20    20,831    5,618     893   6,511   9,525  1,516   11,041  17,112   2,812   19,924
Age 65    30,068    6,429   1,283   7,712  12,530  2,552   15,082  26,959   5,725   32,684
    30    41,856    7,018   1,608   8,626  15,616  3,792   19,408  40,521  10,497   51,018
    35    56,901    7,398   1,868   9,267  18,672  5,240   23,912  58,804  18,092   76,897




---------
* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 25 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $27,223 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        368    27,223      0   27,223  27,307      0   27,307   28,719       0    28,719
     2        753    27,223      0   27,223  27,309      0   27,309   28,764       0    28,764
     3      1,159    27,223     24   27,247  27,350     24   27,374   29,535      31    29,565
     4      1,584    27,223     47   27,270  27,392     58   27,450   30,357      76    30,433
     5      2,031    27,223     74   27,297  27,435    100   27,534   31,227     135    31,361
     6      2,500    27,223    107   27,330  27,479    150   27,629   32,146     209    32,354
     7      2,992    27,223    143   27,366  27,523    208   27,732   33,115     297    33,413
     8      3,509    27,223    187   27,410  27,569    278   27,847   34,138     407    34,545
     9      4,052    27,223    236   27,459  27,615    360   27,975   35,216     539    35,755
    10      4,622    27,223    291   27,514  27,662    453   28,115   36,353     696    37,048
    15      7,930    27,223    942   28,165  27,900  1,443   29,343   42,847   2,328    45,175
    20     12,152    27,223  1,638   28,861  28,159  2,829   30,987   51,342   5,303    56,646
    25     17,540    27,223  2,077   29,300  28,447  4,258   32,705   62,798   9,757    72,555
    30     24,416    27,223  2,296   29,519  28,746  5,667   34,412   77,563  16,183    93,746
    35     33,193    27,223  2,365   29,588  29,055  7,064   36,119   96,653  25,426   122,079
Age 65     44,394    27,223  2,332   29,555  29,375  8,447   37,822  121,372  38,613   159,985





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       368        5       0       5       6      0        6       6       0        6
     2       753      175       0     175     186      0      186     197       0      197
     3     1,159      345       4     349     376      4      380     408       5      413
     4     1,584      515       8     523     576     10      586     641      13      654
     5     2,031      684      13     697     785     18      803     898      24      922
     6     2,500      852      20     872   1,005     28    1,033   1,181      39    1,220
     7     2,992    1,018      28   1,046   1,234     41    1,274   1,491      58    1,549
     8     3,509    1,183      38   1,221   1,473     56    1,529   1,832      82    1,914
     9     4,052    1,346      49   1,395   1,721     75    1,797   2,205     113    2,319
    10     4,622    1,506      63   1,570   1,980     98    2,079   2,615     152    2,766
    15     7,930    2,316     244   2,561   3,486    375    3,861   5,378     608    5,986
    20    12,152    3,037     506   3,543   5,259    877    6,136   9,633   1,651   11,284
    25    17,540    3,577     758   4,335   7,211  1,561    8,772  15,992   3,593   19,585
    30    24,416    4,029     983   5,012   9,431  2,436   11,867  25,564   6,989   32,553
    35    33,193    4,378   1,173   5,551  11,871  3,519   15,391  39,671  12,725   52,396
Age 65    44,394    4,629   1,324   5,953  14,499  4,818   19,317  60,182  22,122   82,305




---------
* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 40 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $26,354 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  -----------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  ---------
   1          630    26,354      0   26,354  26,435      0   26,435  27,802       0    27,802
   2        1,292    26,354      0   26,354  26,437      0   26,437  27,846       0    27,846
   3        1,986    26,354     14   26,368  26,477     16   26,493  28,598      24    28,621
   4        2,715    26,354     32   26,386  26,518     46   26,563  29,392      66    29,458
   5        3,481    26,354     59   26,413  26,559     87   26,646  30,227     125    30,352
   6        4,285    26,354     93   26,447  26,601    140   26,741  31,102     203    31,306
   7        5,129    26,354    130   26,484  26,643    199   26,842  32,020     294    32,315
   8        6,016    26,354    175   26,529  26,685    272   26,958  32,983     409    33,392
   9        6,947    26,354    225   26,579  26,729    355   27,084  33,992     544    34,536
  10        7,924    26,354    281   26,635  26,772    449   27,222  35,050     704    35,754
  15       13,594    26,354    957   27,311  26,992  1,456   28,449  41,031   2,346    43,377
  20       20,832    26,354  1,655   28,009  27,226  2,798   30,024  48,686   5,168    53,854
Age 65     30,068    26,354  2,078   28,432  27,485  4,114   31,599  58,865   9,190    68,055
  30       41,856    26,354  2,310   28,664  27,748  5,423   33,170  71,673  14,943    86,616
  35       56,902    26,354  2,418   28,772  28,014  6,751   34,765  87,823  23,207   111,030




                               0%                      6%                       12%
                     ----------------------  -----------------------  -----------------------
                           Cash Value              Cash Value               Cash Value
         Base Prem   ----------------------  -----------------------  -----------------------
          Accum at    Base   Var Pu           Base   Var Pu            Base   Var Pu
 Year     5%/Annum   Policy   Adds    Total  Policy   Adds    Total   Policy   Adds     Total
-------  ----------  ------  -------  -----  ------  -------  ------  ------  -------  --------
   1          630       11        0      11      11       0       11      12       0        12
   2        1,292      341        0     341     362       0      362     383       0       383
   3        1,986      664        4     668     723       5      728     785       7       792
   4        2,715      980       10     989   1,095      14    1,109   1,220      20     1,240
   5        3,481    1,288       18   1,306   1,479      27    1,506   1,691      39     1,729
   6        4,285    1,589       30   1,619   1,873      45    1,918   2,200      65     2,265
   7        5,129    1,883       43   1,926   2,278      66    2,344   2,750      98     2,848
   8        6,016    2,170       60   2,230   2,695      93    2,788   3,346     141     3,487
   9        6,947    2,450       80   2,530   3,124     126    3,250   3,991     194     4,185
  10        7,924    2,723      103   2,825   3,565     165    3,729   4,688     259     4,947
  15       13,594    4,051      410   4,461   6,030     626    6,656   9,208   1,012    10,221
  20       20,832    5,166      821   5,987   8,759   1,394   10,153  15,734   2,586    18,320
Age 65     30,068    5,912    1,180   7,092  11,522   2,346   13,868  24,789   5,264    30,053
  30       41,856    6,453    1,479   7,932  14,359   3,487   17,846  37,260   9,652    46,912
  35       56,902    6,803    1,718   8,521  17,169   4,818   21,987  54,071  16,636    70,707




---------
* Corresponding to Modal Premiums of: Semi-annual $306.90, Quarterly $156.90, Special Monthly $52.40

DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 15.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO ......................                      28
How we support the policy and investment options                   28
How we process certain policy transactions..                       29
Effects of policy loans.....................                       29
Additional information about how certain policy charges            30
work........................................
How we market the policies..................                       30
Tax considerations..........................                       31
Reports that you will receive...............                       32
Voting privileges that you will have........                       32
Changes that JHVLICO can make as to your policy                    33
Adjustments we make to death benefits.......                       33
When we pay policy proceeds.................                       33
Other details about exercising rights and paying benefits          34
Legal matters...............................                       34
Registration statement filed with the SEC...                       34
Accounting and actuarial experts............                       35
Financial statements of JHVLICO and the Account                    35
List of Directors and Executive Officers of JHVLICO                36

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your cash value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month. The "date of issue" is the date on which the policy takes effect. Policy months, policy years and policy anniversaries are all measured from that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of cash value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve your request.

  We process loans, surrenders, partial surrenders and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The cash value, the surrender value, and the death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding indebtedness equals or exceeds the policy's cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" below on this page.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of cash value you have in each.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 55% of the premium paid in the first policy year, 15% of the premium paid in the second policy year, 10% of the premium paid in the third through sixth policy years, 5% of the premium paid in the sixth through tenth policy years, and 3% of the premium paid in each policy year thereafter.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by

JHVLICO and John Hancock will be eligible for additional compensation.

  The policies may also be sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in cash value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial surrender. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods and the death benefit would lose its tax-free character.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and cash value, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial surrenders and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's cash value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of

Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your cash value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the cash value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of cash value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate cash values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President and Chief
                               Executive Officer, John Hancock Life Insurance
                               Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage . . .         Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong . . . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick J. Gill. . .           Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli. .           Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                     (UNAUDITED)
                                               JUNE 30,           DECEMBER 31,
                                                 2000                 1999
                                        -----------------------  --------------
                                                   (IN MILLIONS)
ASSETS
Bonds . . . . . . . . . . . . . . . .                $ 1,344.7     $ 1,216.3
Preferred stocks  . . . . . . . . . .                     36.9          35.9
Common stocks . . . . . . . . . . . .                      2.0           3.2
Investment in affiliates  . . . . . .                     80.5          80.7
Mortgage loans on real estate . . . .                    468.2         433.1
Real estate . . . . . . . . . . . . .                     24.7          25.0
Policy loans  . . . . . . . . . . . .                    195.5         172.1
Cash Items:
 Cash in banks  . . . . . . . . . . .                     (3.0)         27.2
 Temporary cash investments . . . . .                    284.6         222.9
                                        ----------------------     ---------
                                                         281.6         250.1

Premiums due and deferred . . . . . .                     28.9          29.9
Investment income due and accrued . .                     40.9          33.2
Other general account assets  . . . .                     43.7          65.3
Assets held in separate accounts  . .                  8,569.0       8,268.2
                                        ----------------------     ---------

  Total assets  . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
 Policy reserves  . . . . . . . . . .                $ 2,048.1     $ 1,866.6
 Federal income and other taxes
  payable . . . . . . . . . . . . . .                     97.8          67.3
 Other general account obligations  .                    207.4         219.0
 Transfers from separate account, net                   (229.6)       (221.6)
 Asset valuation reserve  . . . . . .                     19.3          23.1
 Obligations related to separate
  accounts. . . . . . . . . . . . . .                  8,562.1       8,261.6
                                        ----------------------     ---------
  Total obligations . . . . . . . . .                 10,705.1      10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and
  outstanding 50,000 shares . . . . .                      2.5           2.5
 Paid-in capital  . . . . . . . . . .                    572.4         572.4
 Unassigned deficit . . . . . . . . .                   (163.4)       (177.9)
                                        ----------------------     ---------
 Total stockholder's equity . . . . .                    411.5         397.0
                                        ----------------------     ---------

  Total obligations and stockholder's
   equity . . . . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========


See condensed notes to the financial
statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                    (UNAUDITED)
                                       THREE MONTHS ENDED   SIX MONTHS ENDED
                                            JUNE 30,            JUNE 30,
                                       -------------------  -----------------
                                         2000      1999      2000       1999
                                       ---------  --------  --------  ---------
                                                   (IN MILLIONS)
INCOME
Premiums . . . . . . . . . . . . . .   $ 255.7    $228.6    $ 487.0    $452.2
Net investment income  . . . . . . .      43.4      31.9       83.0      64.4
Other, net . . . . . . . . . . . . .     110.1     116.6      242.5     261.9
                                       -------    ------    -------    ------
                                         409.2     377.1      812.5     778.5
BENEFITS AND EXPENSES
Payments to policyholders and
 beneficiaries . . . . . . . . . . .      93.2      94.1      182.4     174.4
Additions to reserves to provide for
 future payments to policyholders and
 beneficiaries . . . . . . . . . . .     213.4     198.6      429.7     436.8
Expenses of providing service to
 policyholders and obtaining new
 insurance . . . . . . . . . . . . .      80.4      77.8      153.9     153.5
State and miscellaneous taxes  . . .       5.7       8.1       13.3      10.9
                                       -------    ------    -------    ------
                                         392.7     378.6      779.3     775.6
                                       -------    ------    -------    ------
 Gain from operations before federal
  income taxes and net realized
  capital gains (losses) . . . . . .      16.5      (1.5)      33.2       2.9
Federal income taxes . . . . . . . .      12.2      (1.4)      16.9      (0.4)
                                       -------    ------    -------    ------
 Gain from operations before net
  realized capital gains (losses)  .       4.3      (0.1)      16.3       3.3
Net realized capital gains (losses)        0.1       0.5        0.5      (1.0)
                                       -------    ------    -------    ------
  Net income . . . . . . . . . . . .       4.4       0.4       16.8       2.3

Unassigned deficit at beginning of
 period. . . . . . . . . . . . . . .    (164.5)    (51.2)    (177.9)    (49.2)
Net unrealized capital gains (losses)
 and other adjustments . . . . . . .      (3.1)     (3.4)      (2.0)     (3.1)
Other reserves and adjustments . . .      (0.2)      2.0       (0.3)     (2.2)
                                       -------    ------    -------    ------
  Unassigned deficit at end of period  $(163.4)   $(52.2)   $(163.4)   $(52.2)
                                       =======    ======    =======    ======


See condensed notes to the financial
statements (unaudited).


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                              (UNAUDITED)
                                                           SIX MONTHS ENDED
                                                               JUNE 30,
                                                           -----------------
                                                            2000       1999
                                                           --------  ----------
                                                             (IN MILLIONS)
Cash flows from operating activities:
 Insurance premiums  . . . . . . . . . . . . . . . . . .   $ 495.7    $ 452.0
 Net investment income . . . . . . . . . . . . . . . . .      75.2       60.5
 Benefits to policyholders and beneficiaries . . . . . .    (167.9)    (274.6)
Dividends paid to policyholders  . . . . . . . . . . . .     (13.0)     (12.6)
Insurance expenses and taxes . . . . . . . . . . . . . .    (174.4)    (195.0)
Net transfers to separate accounts . . . . . . . . . . .    (254.7)    (343.7)
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     257.1      289.9
                                                           -------    -------
  Net cash provided from operations  . . . . . . . . . .     218.0      (23.5)
                                                           -------    -------

Cash flows used in investing activities:
 Bond purchases  . . . . . . . . . . . . . . . . . . . .    (305.5)    (143.7)
 Bond sales  . . . . . . . . . . . . . . . . . . . . . .     128.1       41.3
 Bond maturities and scheduled redemptions . . . . . . .      36.6       38.9
 Bond prepayments  . . . . . . . . . . . . . . . . . . .       7.9        8.0
 Stock purchases . . . . . . . . . . . . . . . . . . . .      (1.9)      (0.2)
 Proceeds from stock sales . . . . . . . . . . . . . . .       1.4        3.6
 Real estate purchases . . . . . . . . . . . . . . . . .      (0.1)      (1.5)
 Real estate sales . . . . . . . . . . . . . . . . . . .       0.0       17.9
 Other invested assets purchases . . . . . . . . . . . .      (2.0)      (4.5)
 Proceeds from the sale of other invested assets . . . .       0.0        0.0
 Mortgage loans issued . . . . . . . . . . . . . . . . .     (49.7)     (39.4)
 Mortgage loan repayments  . . . . . . . . . . . . . . .      14.5       11.4
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     (15.8)      75.1
                                                           -------    -------
  Net cash used in investing activities  . . . . . . . .    (186.5)       6.9
                                                           -------    -------

Cash flows from financing activities:
 Net increase (decrease) in short-term note payable  . .      (0.0)     (10.7)
                                                           -------    -------
  Net cash provided from financing activities  . . . . .      (0.0)     (10.7)
                                                           -------    -------
  Increase (decrease) in cash and temporary cash
   investments . . . . . . . . . . . . . . . . . . . . .      31.5      (27.3)

Cash and temporary cash investments at beginning of year     250.1       19.9
                                                           -------    -------

  Cash and temporary cash investments at the end of
   period. . . . . . . . . . . . . . . . . . . . . . . .   $ 281.6    $  (7.4)
                                                           =======    =======


See condensed notes to the financial statements
(unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  ---------
                                                     (IN MILLIONS)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
 (UNAUDITED)
Balance at January 1, 1999 . . . . . .    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                         2.3        2.3
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (3.1)      (3.1)
 Other reserves and adjustments  . . .                        (2.2)      (2.2)
                                                           -------     ------
Balance at June 30, 1999 . . . . . . .    $2.5   $377.5    $ (52.2)    $327.8
                                          ====   ======    =======     ======

FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
Balance at January 1, 2000 . . . . . .    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                        16.8       16.8
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (2.0)      (2.0)
 Other reserves and adjustments  . . .                        (0.3)      (0.3)
                                                           -------     ------
Balance at June 30, 2000 . . . . . . .    $2.5   $572.4    $(163.4)    $411.5
                                          ====   ======    =======     ======



See condensed notes to the financial
statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

  The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                                                       YEAR ENDED DECEMBER 31,
                                                                                                     1999                   1998
                                                                                                  ---------              ---------
                                                                                                         (IN MILLIONS)

INCOME
Premiums ...............................................................................        $  1,272.3
Net investment income--Note 3 ..........................................................             136.0                 122.8
Other, net .............................................................................             605.4                 618.1
                                                                                                  --------              --------
                                                                                                   1,692.2               2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries ............................................             349.9                 301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries .....................................................             888.8               1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 .......................................................             314.4                 274.2
State and miscellaneous taxes ..........................................................              20.5                  28.1
                                                                                                  --------              --------
                                                                                                   1,573.6               1,963.9
                                                                                                                        --------
 Gain from operations before federal income
 taxes and net realized capital losses .................................................             118.6                  49.3
Federal income taxes--Note 1 ...........................................................              42.9                  33.1
                                                                                                  --------              --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES ...............................              75.7                  16.2
Net realized capital losses--Note 4 ....................................................              (1.7)                 (0.6)
                                                                                                  --------              --------
  NET INCOME ...........................................................................              74.0                  15.6

Unassigned deficit at beginning of year ................................................             (49.2)                (58.3)
Net unrealized capital losses and other adjustments--Note 4 ............................              (3.8)                 (6.0)
Other reserves and adjustments--Note 10 ................................................            (198.9)                 (0.5)
                                                                                                  --------              --------

    UNASSIGNED DEFICIT AT END OF YEAR ..................................................        $   (177.9)           $    (49.2)
                                                                                                  ========              ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------      --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                      ------- -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                      ------- -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                      ------- -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                      ------- -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                      ------- -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                      ------- -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                      ------- -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1      $19.9
                                                      ======= ===========






The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------     ------
                                                       (IN MILLIONS)
Investment expenses . . . . . . . . . . . . .         $   9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                      ------     ------
                                                      $  12.1    $ 12.2
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------
                                                       (IN MILLIONS)


Net gains from asset sales  . . . . . . . . . . .     (2.8)       7.6
Capital gains tax . . . . . . . . . . . . . . . .      0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .      0.9       (5.3)
                                                    ------     ------

Net REALIZED CAPITAL LOSSES . . . . . . . . . . .    (1.7)       (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------      ------
                                                         (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)     (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)     (3.3)
                                                      ------     ------

Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)     (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:


                        --------------   --------------     ---------------    ---------
                         (IN MILLIONS)

December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1             14.6
Corporate securities             964.9         13.0                59.4            918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8            222.1
                              --------         -----              ------         --------
Total bonds . . . . .
                              ========         =====              ======         ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0              3.5
Corporate securities             925.2         50.4                15.0            960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                             --------         -----              ------          --------

Total bonds . . . . .                                              15.1
                             ========         =====              ======          ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------
                                                        (IN MILLIONS)
Due in one year or less. . . . . . . . . . . . . .    $  58.5           58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------
                                                     $1,216.3
                                                     ========        =========




  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION
Apartments. . . . . . . .       $112.1      East North Central  $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
                                                                  ------


                                $433.1                           $433.1
                                                                  ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)
                                                   ------------------
 NOTIONAL AMOUNTS                             1999                               1998
                                                             FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)

Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6         5.6                  3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                                  DECEMBER 31, 1999   PERCENT
                                                  ----------------    ------
                                                        (IN MILLIONS)
Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8            0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
                                                                    --------


Total annuity reserves and deposit liabilities       $2,673.4          100.0%
                                                                    ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,
                                       1999          1998
                                 ---------------       ----------------------
                            CARRYING        FAIR       CARRYING         FAIR
                             AMOUNT        VALUE        AMOUNT         VALUE
                                               ---------
                                             (IN MILLIONS)

ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1

 LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                              SECOND QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 2000


                                                    INTERNATIONAL
                         LARGE CAP       ACTIVE        EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         ----------    ----------   -------------   ----------
ASSETS
Cash. . . . . . . . .   $         --  $         --   $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    176,581,445   234,710,166    30,279,715     15,146,841
Policy loans and
 accrued interest
 receivable . . . . .     23,134,622    58,001,138     3,128,604             --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         10,411     1,388,616        55,752             --
 M Fund Inc.. . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets. . . . .    199,726,478   294,099,920    33,464,071     15,146,841
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company. .          2,452         3,267           447            245
Asset charges payable            474         1,189            --             --
                        ------------  ------------   -----------    -----------
Total liabilities . .          2,926         4,456           447            245
                        ------------  ------------   -----------    -----------
Net assets. . . . . .   $199,723,552  $294,095,464   $33,463,624    $16,146,596
                        ============  ============   ===========    ===========




                              GLOBAL      MID CAP     LARGE CAP       MONEY
                             BALANCED     GROWTH        VALUE        MARKET
                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                            ----------  -----------  -----------  -------------
ASSETS
Cash. . . . . . . . . . .   $       --  $        --  $        --   $        --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value. . . .    1,009,123   26,659,950   10,182,562    62,828,554
Policy loans and accrued
 interest receivable. . .           --           --           --    13,821,060
Receivable from:
 John Hancock Variable
  Series Trust I. . . . .        2,217           --       13,241        32,906
 M Fund Inc.. . . . . . .           --           --           --            --
                            ----------  -----------  -----------   -----------
Total assets. . . . . . .    1,011,340   26,659,950   10,195,803    76,682,520
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . . .           17          429          169         2,664
Asset charges payable . .           --           --           --           850
                            ----------  -----------  -----------   -----------
Total liabilities. . . .            17          429          169         3,514
                            ----------  -----------  -----------   -----------
Net assets. . . . . . . .   $1,011,323  $26,659,521  $10,195,634   $76,679,006
                            ==========  ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                       SMALL/MID
                          MID CAP         CAP      REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                         ----------   ----------   -----------     ----------
ASSETS
Cash. . . . . . . . .   $         --  $        --  $        --   $           --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,655,397   12,697,945   12,765,326    1,054,098,419
Policy loans and
 accrued interest
 receivable . . . . .             --           --    2,042,422      192,979,449
Receivable from:
 John Hancock Variable
  Series Trust I. . .          4,035           --           --          712,339
 M Fund Inc.. . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets. . . . .      5,659,432   12,697,945   14,807,748    1,247,790,207
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company. .             93          208          194           14,546
Asset charges payable             --           --           42            3,955
                        ------------  -----------  -----------   --------------
Total liabilities . .             93          208          236           18,501
                        ------------  -----------  -----------   --------------
Net assets. . . . . .   $  5,659,339  $12,697,737  $14,807,512   $1,247,771,706
                        ============  ===========  ===========   ==============




                                       SHORT-TERM   SMALL CAP    INTERNATIONAL
                           MANAGED        BOND        VALUE      OPPORTUNITIES
                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                          ----------   ----------   ----------   -------------
ASSETS
Cash. . . . . . . . .    $         --  $       --   $       --    $       --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     412,811,976   1,051,732    4,409,122     6,171,237
Policy loans and
 accrued interest
 receivable. . . . . .     79,675,824          --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         979,880       5,435        5,593         4,951
 M Fund Inc.. . . . .              --          --           --            --
                         ------------  ----------   ----------    ----------
Total assets. . . . .     493,467,680   1,057,167    4,414,715     6,176,188
LIABILITIES
Payable to John Hancock
 Variable Life
 Insurance Company. .           5,741          17           74           100
Asset charges payable .         1,633          --           --            --
                         ------------  ----------   ----------    ----------
Total liabilities. . .          7,374          17           74           100
                         ------------  ----------   ----------    ----------
Net assets. . . . . .    $493,460,306  $1,057,150   $4,414,641    $6,176,088
                         ============  ==========   ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           ----------   ----------  ----------   -------------
ASSETS
Cash . . . . . . . . . .   $        --  $       --   $     --      $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    25,463,881   1,610,930    450,305       655,428
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        16,079       6,956         --            --
 M Fund Inc. . . . . . .            --          --         --            --
                           -----------  ----------   --------      --------
Total assets . . . . . .    25,479,960   1,617,886    450,305       655,428
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .           414          27          7            11
Asset charges payable  .            --          --         --            --
                           -----------  ----------   --------      --------
Total liabilities. . . .           414          27          7            11
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $25,479,546  $1,617,859   $450,298      $655,417
                           ===========  ==========   ========      ========




                            FRONTIER     EMERGING   INTERNATIONAL
                            CAPITAL      MARKETS    OPPORTUNITIES
                          APPRECIATION    EQUITY          II        BOND INDEX
                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  -------------   ----------
ASSETS
Cash. . . . . . . . . .     $     --    $       --    $     --       $     --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value. . .      897,620     1,185,730     273,330        749,101
Policy loans and accrued
 interest receivable. .           --            --          --             --
Receivable from:
 John Hancock Variable
  Series Trust I. . . .           --            --         190          4,094
 M Fund Inc.. . . . . .           --            --          --             --
                            --------    ----------    --------       --------
Total assets. . . . . .      897,620     1,185,730     273,520        753,195
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .           15            19           4             12
Asset charges payable .           --            --          --             --
                            --------    ----------    --------       --------
Total liabilities. . .            15            19           4             12
                            --------    ----------    --------       --------
Net assets. . . . . . .     $897,605    $1,185,711    $273,516       $753,183
                            ========    ==========    ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                                 JUNE 30, 2000


                                                                     CLIFTON
                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------   -----------
ASSETS
Cash. . . . . . . . . . . . . . . . . .    $     --    $     --      $    --
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .     188,808     295,903       18,155
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --          --           --
Receivable from:
 John Hancock Variable Series Trust I .         285       2,023           --
 M Fund Inc.. . . . . . . . . . . . . .          --          --           --
                                           --------    --------      -------
Total assets. . . . . . . . . . . . . .     189,093     297,926       18,155
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company. . . . . . . . . . .           3           5           --
Asset charges payable . . . . . . . . .          --          --           --
                                           --------    --------      -------
Total liabilities . . . . . . . . . . .           3           5           --
                                           --------    --------      -------
Net assets. . . . . . . . . . . . . . .    $189,090    $297,921      $18,155
                                           ========    ========      =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                   LARGE CAP GROWTH SUBACCOUNT               ACTIVE BOND SUBACCOUNT
                                              -------------------------------------  ---------------------------------------
                                                 2000         1999         1998         2000          1999           1998
                                              -----------  -----------  -----------  -----------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . .   $   193,334  $24,007,195  $11,641,271  $7,284,647   $ 17,792,726    $19,685,096
 M Fund Inc.. . . . . . . . . . . . . . . .            --           --           --          --             --             --
Interest income on policy loans . . . . . .       744,736    1,211,333    1,008,607   2,113,683      4,084,783      4,027,376
                                              -----------  -----------  -----------  ----------   ------------    -----------
Total investment income . . . . . . . . . .       938,070   25,218,528   12,649,878   9,398,330     21,877,509     23,712,472
Expenses:
 Mortality and expense risks. . . . . . . .       504,066      828,714      624,665     805,912      1,643,861      1,624,615
                                              -----------  -----------  -----------  ----------   ------------    -----------
Net investment income . . . . . . . . . . .       434,004   24,389,814   12,025,213   8,592,418     20,233,648     22,087,857
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain. . . . . . . . . . . . .     2,032,851    4,239,424    3,520,199     (29,483)       192,098      1,600,539
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     7,172,532    1,727,703   18,509,310     505,228    (20,304,536)    (2,317,324)
                                              -----------  -----------  -----------  ----------   ------------    -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .     9,205,383    5,967,127   22,029,509     475,745    (20,112,438)      (716,785)
                                              -----------  -----------  -----------  ----------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $ 9,639,387  $30,356,941  $34,054,722  $9,068,163   $    121,210    $21,371,072
                                              ===========  ===========  ===========  ==========   ============    ===========




                                    INTERNATIONAL EQUITY INDEX SUBACCOUNT
                        ---------------------------------------------------------------
                                         2000                       1999        1998
                        ---------------------------------------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. .     $                              260,035   $  917,904  $3,394,842
 M Fund Inc.. . . .                                         --           --          --
Interest income on
 policy loans. . . .                                   106,675      179,345     170,285
                        --------------------------------------   ----------  ----------
Total investment
 income. . . . . . .                                   366,710    1,097,249   3,565,127
Expenses:
 Mortality and expense
  risks. . . . . . .                                    91,898      147,126     124,891
                        --------------------------------------   ----------  ----------
Net investment income
 (loss). . . . . . .                                   274,812      950,123   3,440,236
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain.                                    816,122      168,248     148,419
 Net unrealized
  appreciation
  (depreciation)
  during the period.                                (2,574,516)   5,712,567     105,161
                        --------------------------------------   ----------  ----------
Net realized and
 unrealized gain
 (loss) on investments                              (1,758,394)   5,880,815     253,580
                        --------------------------------------   ----------  ----------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $                           (1,483,582)  $6,830,938  $3,693,816
                        ======================================   ==========  ==========
                                    SMALL CAP GROWTH SUBACCOUNT
                        ----------------------------------------------------
                                    2000                   1999        1998
                        ------------------------------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable  $                         --    $1,272,230   $     --
  Series Trust I. .
 M Fund Inc.. . . .                               --            --         --
Interest income on
 policy loans. . . .                              --            --         --
                        ----------------------------    ----------   --------
Total investment                                  --     1,272,230         --
 income. . . . . . .
Expenses:
 Mortality and expense
  risks. . . . . . .                          40,116        37,386     20,335
                        ----------------------------    ----------   --------
Net investment income                        (40,116)    1,234,844    (20,335)
 (loss). . . . . . .
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain.                        1,170,187       491,241     55,393
 Net unrealized
  appreciation                              (647,342)    2,317,857    518,731
  (depreciation)        ----------------------------    ----------   --------
  during the period.
Net realized and
 unrealized gain                             522,845
 (loss) on investments  ----------------------------     2,809,098    574,124
                                                        ----------   --------
Net increase
 (decrease) in net      $                    482,729    $4,043,942   $553,789
 assets resulting from  ============================    ==========   ========
 operations. . . . .



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                           GLOBAL BALANCED SUBACCOUNT            MID CAP GROWTH SUBACCOUNT
                        ---------------------------------   ------------------------------------
                          2000        1999        1998         2000          1999         1998
                        ----------  ----------  ----------  ------------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  13,766   $  99,184   $  57,587   $        --   $2,117,559   $  461,919
 M Fund Inc.. . . . .          --          --          --            --           --           --
Interest income on
 policy loans . . . .          --          --          --            --           --           --
                        ---------   ---------   ---------   -----------   ----------   ----------
Total investment
 income . . . . . . .      13,766      99,184      57,587            --    2,117,559      461,919
Expenses:
 Mortality and expense
  risks . . . . . . .       2,953       6,368       4,696        74,097       58,898       16,758
                        ---------   ---------   ---------   -----------   ----------   ----------
Net investment income
 (loss) . . . . . . .      10,813      92,816      52,891       (74,097)   2,058,661      445,161
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (8,124)      4,711      (4,506)    1,167,801      773,222       73,958
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (52,902)    (38,997)     78,455    (2,810,779)   6,801,000      647,137
                        ---------   ---------   ---------   -----------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments. . . . .     (61,026)    (34,286)     73,949    (1,642,978)   7,574,222      721,095
                        ---------   ---------   ---------   -----------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (50,213)  $  58,530   $ 126,840   $(1,717,075)  $9,632,883   $1,166,256
                        =========   =========   =========   ===========   ==========   ==========




                           LARGE CAP VALUE SUBACCOUNT            MONEY MARKET SUBACCOUNT
                        ---------------------------------   ----------------------------------
                          2000        1999        1998         2000        1999         1998
                        ----------  ----------  ----------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 110,055   $ 648,532   $ 433,626   $1,779,484  $2,943,852   $2,888,490
 M Fund Inc.. . . . .          --          --          --           --          --           --
Interest income on
 policy loans. . . .           --          --          --      497,245     985,509      973,241
                        ---------   ---------   ---------   ----------  ----------   ----------
Total investment
 income. . . . . . .      110,055     648,532     433,626    2,276,729   3,929,361    3,861,731
Expenses:
 Mortality and expense
  risks. . . . . . .       29,450      54,610      44,753      209,439     411,487      380,002
                        ---------   ---------   ---------   ----------  ----------   ----------
Net investment income      80,605     593,922     388,873    2,067,290   3,517,874    3,481,729
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,671)    165,556     673,582           --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period.     (324,239)   (569,216)   (479,093)          --          --           --
                        ---------   ---------   ---------   ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments. . . . .    (325,910)   (403,660)    194,489           --          --           --
                        ---------   ---------   ---------   ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $(245,305)  $ 190,262   $ 583,362   $2,067,290  $3,517,874   $3,481,729
                        =========   =========   =========   ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                                  MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                           --------------------------------------   ---------------------------------------------
                                              2000         1999          1998           2000            1999             1998
                                           -----------  -----------  -------------  --------------  --------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I. .   $   12,329   $   31,306   $     40,338   $          --   $   1,903,687    $     217,686
 M Fund Inc. . . . . . . . . . . . . . .           --           --             --              --              --               --
Interest income on policy loans. . . . .           --           --             --              --              --               --
                                           ----------   ----------   ------------   -------------   -------------    -------------
Total investment income. . . . . . . . .       12,239       31,306         40,338              --       1,903,687          217,686
Expenses:
 Mortality and expense risks . . . . . .       16,367       29,798         23,760          36,428          69,847           63,334
                                           ----------   ----------   ------------   -------------   -------------    -------------
Net investment income (loss) . . . . . .       (4,038)       1,508         16,578         (36,428)      1,833,840          154,352
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss). . . . . . . .      (35,806)    (241,740)      (422,902)       (331,677)        (13,020)          56,968
 Net unrealized appreciation
  (depreciation) during the period . . .      329,004      469,537       (260,362)      1,329,781      (1,274,161)         334,213
                                           ----------   ----------   ------------   -------------   -------------    -------------
Net realized and unrealized gain (loss)
 on investments. . . . . . . . . . . . .      293,198      227,797       (683,264)        998,104      (1,287,181)         391,181
                                           ----------   ----------   ------------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . .   $  289,160   $  229,305   $   (666,686)  $     961,676   $     546,659    $     545,533
                                           ==========   ==========   ============   =============   =============    =============




                                                   REAL ESTATE EQUITY SUBACCOUNT               GROWTH & INCOME SUBACCOUNT
                                               --------------------------------------   -----------------------------------------
                                                  2000         1999          1998           2000           1999           1998
                                               -----------  ------------  ------------  -------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I          $  331,794   $   771,050   $   817,633   $  5,332,033   $124,750,392   $ 96,326,313
 M Fund Inc.. . . .                                    --            --            --             --             --             --
Interest income on policy loans                    67,503       131,461       145,212      6,953,633     12,877,539     11,727,553
                                               ----------   -----------   -----------   ------------   ------------   ------------
Total investment income                           399,297       902,511       962,845     12,285,666    137,627,931    108,053,866
Expenses:
 Mortality and expense risks                       39,508        78,893        86,610      3,349,588      6,531,512      5,589,689
                                               ----------   -----------   -----------   ------------   ------------   ------------
Net investment income                             359,789       823,618       876,235      8,936,078    131,096,419    102,464,177
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)                        (225,511)      123,591       442,876     16,053,184     22,802,197     22,835,488
 Net unrealized appreciation (depreciation)
  during the period.                            1,416,393    (1,106,755)   (3,720,942)   (26,767,597)     7,687,109    112,457,395
                                               ----------   -----------   -----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments. . . .                             1,190,882      (983,164)   (3,278,066)   (10,714,413)    30,489,306    135,292,883
                                               ----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations                     $1,550,671   $  (159,546)  $(2,401,831)  $ (1,778,335)  $161,585,725   $237,757,060
                                               ==========   ===========   ===========   ============   ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                  MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ---------------------------------------  ----------------------------------
                           2000          1999          1998         2000         1999         1998
                        ------------  ------------  -----------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 6,314,681   $39,951,885   $37,907,821  $   31,666   $   53,689    $ 31,261
 M Fund Inc.. . . . .            --            --            --          --           --          --
Interest income on
 policy loans . . . .     2,787,957     5,217,121     4,949,021          --           --          --
                        -----------   -----------   -----------  ----------   ----------    --------
Total investment
 income . . . . . . .     9,102,638    45,169,006    42,856,842      31,666       53,689      31,261
Expenses:
 Mortality and expense
  risks . . . . . . .     1,333,143     2,636,085     2,381,406       3,022        5,065       3,052
                        -----------   -----------   -----------  ----------   ----------    --------
Net investment income     7,769,495    42,532,921    40,475,436      28,644       48,624      28,209
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     3,653,026     5,060,826     5,853,076     (12,368)      (3,107)      2,008
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (5,191,852)   (9,288,287)   24,834,482      10,583      (23,648)     (5,287)
                        -----------   -----------   -----------  ----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   (1,538,826)   (4,227,461)   30,687,558      (1,785)     (26,755)     (3,279)
                        -----------   -----------   -----------  ----------   ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,230,669   $38,305,460   $71,162,994  $   26,859   $   21,869    $ 24,930
                        ===========   ===========   ===========  ==========   ==========    ========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        ---------------------------------   ---------------------------------------
                          2000        1999        1998          2000            1999          1998
                        ----------  ----------  ----------  --------------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  37,168   $  97,290   $  24,781    $    21,730     $  354,646     $ 27,799
 M Fund Inc.. . . . .          --          --          --             --             --           --
Interest income on
 policy loans. . . .           --          --          --             --             --           --
                        ---------   ---------   ---------    -----------     ----------     --------
Total investment
 income. . . . . . .       37,168      97,290      24,781         21,730        354,646       27,799
Expenses:
 Mortality and expense
  risks. . . . . . .       12,591      24,661      23,711         16,957         24,257       19,481
                        ---------   ---------   ---------    -----------     ----------     --------
Net investment income      24,577      72,629       1,070          4,773        330,389        8,318
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (147,622)   (217,582)     61,917        703,918        123,861       64,757
 Net unrealized
  appreciation
  (depreciation)
  during the period.      160,413     (40,472)   (364,339)      (929,318)       839,140      339,709
                        ---------   ---------   ---------    -----------     ----------     --------
Net realized and
 unrealized gain
 (loss) on investments     12,791    (258,054)   (302,422)     (225,400)        963,001      404,466
                        ---------   ---------   ---------    -----------     ----------     --------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .    $  37,368   $(185,425)  $(301,352)   $ (220,627)     $1,293,390     $412,784
                        =========   =========   =========    ===========     ==========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                              EQUITY INDEX SUBACCOUNT            GLOBAL BOND SUBACCOUNT
                        ------------------------------------  ------------------------------
                           2000          1999        1998       2000       1999        1998
                        ------------  ----------  ----------  ---------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $   132,815   $  921,698  $  367,284  $ 25,777   $  91,316    $62,244
 M Fund Inc.. . . . .            --           --          --        --          --         --
Interest income on
 policy loans . . . .            --           --          --        --          --         --
                        -----------   ----------  ----------  --------   ---------    -------
Total investment
 income . . . . . . .       132,815      921,698     367,284    25,777      91,316     62,244
Expenses:
 Mortality and expense
  risks . . . . . . .        70,140      103,983      60,274     4,763       9,736      7,516
                        -----------   ----------  ----------  --------   ---------    -------
Net investment income        62,675      817,715     307,010    21,014      81,580     54,728
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       339,524      471,802     132,619   (37,534)     (1,996)    32,917
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (498,165)   2,019,913   2,082,107    58,703    (126,001)    11,342
                        -----------   ----------  ----------  --------   ---------    -------
Net realized and
 unrealized gain
 (loss) on investments     (156,641)   2,491,715   2,214,726    21,169    (127,997)    44,259
                        -----------   ----------  ----------  --------   ---------    -------
Net increase
 (decrease) in net
 assets resulting
 from operations. . .   $    95,966   $3,309,430  $2,521,736  $ 42,183   $ (46,417)   $98,987
                        ===========   ==========  ==========  ========   =========    =======




                                                           BRANDES INTERNATIONAL EQUITY
                        TURNER CORE GROWTH SUBACCOUNT               SUBACCOUNT
                        ------------------------------   ------------------------------
                          2000        1999       1998      2000        1999        1998
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $  5,157    $     --   $    --    $ 8,114    $     --     $    --
 M Fund Inc.. . . . .         --      38,038     5,535         --      18,453      13,237
Interest income on
 policy loans . . . .         --          --        --         --          --          --
                        --------    --------   -------    -------    --------     -------
Total investment
 income . . . . . . .      5,157      38,038     5,535      8,114      18,453      13,237
Expenses:
 Mortality and expense
  risks . . . . . . .      1,625       2,102     1,022      1,740       1,904       1,143
                        --------    --------   -------    -------    --------     -------
Net investment income      3,532      35,936     4,513      6,374      16,549      12,094
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain. .    101,050      44,245    14,364      6,519       7,704       1,184
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (85,212)     37,727    49,605     13,873     119,400      15,813
                        --------    --------   -------    -------    --------     -------
Net realized and
 unrealized gain on
 investments. . . . .     15,838      81,972    63,969     20,392     127,104      16,997
                        --------    --------   -------    -------    --------     -------
Net increase in net
 assets resulting from
 operations . . . . .   $ 19,370    $117,908   $68,482    $26,766    $143,653     $29,091
                        ========    ========   =======    =======    ========     =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                        FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY
                                 SUBACCOUNT                    SUBACCOUNT
                        ------------------------------  --------------------------
                          2000       1999      1998       2000       1999     1998
                        ---------  --------  ---------  ---------  --------  -------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .   $ 24,107   $     --  $     --   $     --   $ 13,510   $   1
 M Fund Inc.. . . . .         --     20,787     1,888         --         --      --
Interest income on
 policy loans . . . .         --         --        --         --         --      --
                        --------   --------  --------   --------   --------   -----
Total investment
 income . . . . . . .     24,107     20,787     1,888         --     13,510       1
Expenses:
 Mortality and expense
  risks . . . . . . .      2,641      3,019     2,096      2,736        720      --
                        --------   --------  --------   --------   --------   -----
Net investment income
 (loss) . . . . . . .     21,466     17,768      (208)    (2,736)    12,790       1
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     82,236     22,678    12,123    (12,180)     5,339      --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (12,210)   164,599   (17,930)   (76,126)    86,570      10
                        --------   --------  --------   --------   --------   -----
Net realized and
 unrealized gain
 (loss) on investments    70,026    187,277    (5,807)   (88,306)    91,909      10
                        --------   --------  --------   --------   --------   -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 91,492   $205,045  $ (6,015)  $(91,042)  $104,699   $  11
                        ========   ========  ========   ========   ========   =====




                        INTERNATIONAL OPPORTUNITIES II           BOND INDEX
                                  SUBACCOUNT                     SUBACCOUNT
                        -------------------------------  --------------------------
                           2000        1999      1998*    2000       1999      1998*
                        -----------  ---------  -------  --------  ---------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I. . .    $  2,705     $   508     $ 1    $24,785   $ 17,417    $ 149
 M Fund Inc.. . . . .          --          --      --         --         --       --
Interest income on
 policy loans. . . .           --          --      --         --         --       --
                         --------     -------     ---    -------   --------    -----
Total investment
 income. . . . . . .        2,705         508       1     24,785     17,417      149
Expenses:
 Mortality and expense
  risks. . . . . . .          588         267      --      2,044      1,565        3
                         --------     -------     ---    -------   --------    -----
Net investment income       2,117         241       1     22,741     15,852      146
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      13,157         602       1     (2,201)    (1,422)      (1)
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (13,987)     13,424      45      7,287    (22,820)    (196)
                         --------     -------     ---    -------   --------    -----
Net realized and
 unrealized gain
 (loss) on investments       (830)     14,026      46      5,086    (24,242)    (197)
                         --------     -------     ---    -------   --------    -----
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .     $  1,287     $14,267     $47    $27,827   $ (8,390)   $ (51)
                         ========     =======     ===    =======   ========    =====




---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                               SMALL/MID CAP               HIGH YIELD
                              CORE SUBACCOUNT           BOND SUBACCOUNT
                           -----------------------  -------------------------
                            2000      1999   1998*    2000      1999     1998*
                           --------  ------  -----  ---------  -------  -------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I . . . .   $   298   $6,810  $ --   $  9,291   $2,748    $ 19
 M Fund Inc. . . . . . .        --       --    --         --       --      --
Interest income on policy
 loans . . . . . . . . .        --       --    --         --       --      --
                           -------   ------  ----   --------   ------    ----
Total investment income.       298    6,810    --      9,291    2,748      19
Expenses:
 Mortality and expense
  risks. . . . . . . . .       440      178    --        667      206       1
                           -------   ------  ----   --------   ------    ----
Net investment income
 (loss). . . . . . . . .      (142)   6,632    --      8,624    2,542      18
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain (loss)   10,745      252    --     (8,649)    (186)     --
 Net unrealized
  appreciation
  (depreciation) during
  the period . . . . . .    (5,954)   3,005     6     (2,045)    (511)    (26)
                           -------   ------  ----   --------   ------    ----
Net realized and
 unrealized gain (loss)
 on investments. . . . .     4,791    3,257     6    (10,694)    (697)    (26)
                           -------   ------  ----   --------   ------    ----
Net increase (decrease)
 in net assets resulting
 from operations . . . .   $ 4,649   $9,889  $  6   $ (2,070)  $1,845    $ (8)
                           =======   ======  ====   ========   ======    ====




                                                                 CLIFTON
                                                                ENHANCED
                                                               U.S. EQUITY
                                                               SUBACCOUNT
                                                             ---------------
                                                              2000     1999**
                                                             -------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I. . . . . . . . . . .   $  475    $1,117
 M Fund Inc. . . . . . . . . . . . . . . . . . . . . . . .       --        --
Interest income on policy loans. . . . . . . . . . . . . .       --        --
                                                             ------    ------
Total investment income. . . . . . . . . . . . . . . . . .      475     1,117
Expenses:
 Mortality and expense risks . . . . . . . . . . . . . . .       50         4
                                                             ------    ------
Net investment income. . . . . . . . . . . . . . . . . . .      425     1,113
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss). . . . . . . . . . . . . . . . .      (33)       91
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . . . .    2,292      (879)
                                                             ------    ------
Net realized and unrealized gain (loss) on investments . .    2,259      (788)
                                                             ------    ------
Net increase in net assets resulting from operations . . .   $2,684    $  325
                                                             ======    ======




---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                LARGE CAP GROWTH SUBACCOUNT                     ACTIVE BOND SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    434,004   $ 24,389,814   $ 12,025,213   $  8,592,418   $ 20,233,648    $ 22,087,857
 Net realized gains (losses) . . . . .      2,032,851      4,239,424      3,520,199        (29,483)       192,098       1,600,539
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .      7,172,532      1,727,703     18,509,310        505,228    (20,304,536)     (2,317,324)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations . . . . . . . . . . .      9,639,387     30,356,941     34,054,722      9,068,163        121,210      21,371,072
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . . . . . .     31,919,256     37,307,814     21,681,632     11,475,576     26,114,799      32,901,747
 Net benefits to policyholders . . . .    (21,738,362)   (25,817,420)   (21,510,240)   (20,536,374)   (35,577,616)    (39,577,750)
 Net increase in policy loans. . . . .      2,840,939             --      2,561,877        967,300             --       1,607,456
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     13,021,833     11,490,394      2,733,269     (8,093,498)    (9,462,817)     (5,068,547)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in
 net assets. . . . . . . . . . . . . .     22,661,220     41,847,335     36,787,991        974,665     (9,341,607)     16,302,525
Net assets at beginning of period. . .    177,062,332    135,214,997     98,427,006    293,120,799    302,462,406     286,159,881
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period. . . . . .   $199,723,552   $177,062,332   $135,214,997   $294,095,464   $293,120,799    $302,462,406
                                         ============   ============   ============   ============   ============    ============




                                          INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                         ---------------------------------------   --------------------------------------
                                            2000          1999          1998          2000          1999           1998
                                         ------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)            $   274,812   $   950,123   $ 3,440,236   $   (40,116)  $ 1,234,844    $  (20,335)
 Net realized gains                          816,122       168,248       148,419     1,170,187       491,241        55,393
 Net unrealized appreciation
  (depreciation) during
  the period. .                           (2,574,516)    5,712,567       105,161      (647,342)    2,317,857       518,731
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations                (1,483,582)    6,830,938     3,693,816       482,729     4,043,942       553,789
From policyholder transactions:
 Net premiums from
  policyholders.                          11,571,448     7,373,967     6,549,988     8,820,091     4,316,218     2,382,203
 Net benefits to policyholders            (8,784,406)   (6,834,914)   (5,210,982)   (4,981,803)   (2,206,402)     (998,381)
 Net increase in policy loans                261,125            --        86,200            --            --            --
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting
 from policyholder transactions            3,048,167       539,053     1,425,206     3,838,288     2,109,816     1,383,822
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in
 net assets. . .                           1,564,585     7,369,991     5,119,022     4,321,017     6,153,758     1,937,611
Net assets at beginning of period         31,899,039    24,529,048    19,410,026    10,825,578     4,671,820     2,734,209
                                         -----------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period              $33,463,624   $31,899,039   $24,529,048   $15,146,595   $10,825,578    $4,671,820
                                         ===========   ===========   ===========   ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                           GLOBAL BALANCED SUBACCOUNT                       MID CAP GROWTH SUBACCOUNT
                                  ---------------------------------------------   ----------------------------------------------
                                     2000           1999             1998             2000             1999             1998
                                  ------------  --------------  ----------------  --------------  ---------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    10,813   $      92,816   $        52,891   $     (74,097)  $    2,058,661    $     445,161
 Net realized gains (losses). .        (8,124)          4,711            (4,506)      1,167,801          773,222           73,958
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . . . .       (52,902)        (38,997)           78,455      (2,810,779)       6,801,000          647,137
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .       (50,213)         58,530           126,840      (1,717,075)       9,632,883        1,166,256
From policyholder transactions:
 Net premiums from policyholders      182,567         377,958           341,482      12,180,008        8,941,124        3,164,065
 Net benefits to policyholders.      (298,263)       (131,331)         (310,766)     (4,655,667)      (2,937,257)        (612,975)
 Net increase in policy loans .            --              --                --              --               --               --
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions. . .      (115,696)        246,627            30,716       7,524,341        6,003,867        2,551,090
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net increase (decrease) in net
 assets . . . . . . . . . . . .      (165,909)        305,157           157,556       5,807,266       15,636,750        3,717,346
Net assets at beginning of
 period . . . . . . . . . . . .     1,177,232         872,075           714,519      20,852,255        5,215,505        1,498,159
                                  -----------   -------------   ---------------   -------------   --------------    -------------
Net assets at end of period . .   $ 1,011,323   $   1,177,232   $       872,075   $  26,659,521   $   20,852,255    $   5,215,505
                                  ===========   =============   ===============   =============   ==============    =============




                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                           ----------------------------------------   ------------------------------------------
                                              2000          1999           1998           2000           1999            1998
                                           ------------  ------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income                     $    80,605   $   593,922   $    388,873   $  2,067,290   $  3,517,874    $  3,481,729
 Net realized gains (losses)                    (1,671)      165,556        673,582             --             --              --
 Net unrealized appreciation
  (depreciation) during the period            (324,239)     (569,216)      (479,093)            --             --              --
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations                    (245,305)      190,262        583,362      2,067,290      3,517,874       3,481,729
From policyholder transactions:
 Net premiums from policyholders             2,039,750     3,166,658      4,214,076     31,101,772     33,694,123      24,612,731
 Net benefits to policyholders              (1,152,104)   (1,903,017)    (3,212,048)   (32,846,241)   (30,672,090)    (24,024,723)
 Net increase (decrease) in policy loans            --            --             --       (282,456)            --         421,166
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions      887,646     1,263,641      1,002,028     (2,026,925)     3,022,033       1,009,174
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net increase in net assets                     642,341     1,453,903      1,585,390         40,365      6,539,907       4,490,903
Net assets at beginning of period            9,553,293     8,099,390      6,514,000     76,638,641     70,098,734      65,607,831
                                           -----------   -----------   ------------   ------------   ------------    ------------
Net assets at end of period                $10,195,634   $ 9,553,293   $  8,099,390   $ 76,679,006   $ 76,638,641    $ 70,098,734
                                           ===========   ===========   ============   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                          MID CAP VALUE SUBACCOUNT                     SMALL/MID CAP GROWTH SUBACCOUNT
                                  ----------------------------------------   ---------------------------------------------------
                                     2000          1999           1998            2000              1999               1998
                                  ------------  ------------  -------------  ----------------  ----------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    (4,038)  $     1,508   $     16,578   $       (36,428)  $     1,833,840    $       154,352
 Net realized gains (losses). .       (35,806)     (241,740)      (422,902)         (331,677)          (13,020)            56,968
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . . . .       329,004       469,537       (260,362)        1,329,781        (1,274,161)           334,213
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .       289,160       229,305       (666,686)          961,676           546,659            545,533
From policyholder transactions:
 Net premiums from policyholders    1,222,805     1,886,594      5,997,691         2,015,926         3,493,643          3,953,326
 Net benefits to policyholders.    (1,089,206)   (1,745,112)    (2,912,034)       (9,689,438)       (3,105,108)        (3,311,846)
 Net increase in policy loans .            --            --             --                --                --                 --
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions. . .       133,599       141,482      3,085,657          (673,512)          388,535            641,480
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net increase in net assets. . .       422,759       370,787      2,418,971           288,164           935,194          1,187,013
Net assets at beginning of
 period . . . . . . . . . . . .     5,236,580     4,865,793      2,446,822        12,409,573        11,474,379         10,287,366
                                  -----------   -----------   ------------   ---------------   ---------------    ---------------
Net assets at end of period . .   $ 5,659,339   $ 5,236,580   $  4,865,793   $    12,697,737   $    12,409,573    $    11,474,379
                                  ===========   ===========   ============   ===============   ===============    ===============




                                           REAL ESTATE EQUITY SUBACCOUNT                   GROWTH & INCOME SUBACCOUNT
                                      ---------------------------------------   ------------------------------------------------
                                         2000          1999          1998            2000             1999              1998
                                      ------------  ------------  ------------  ---------------  ---------------  -----------------
Increase (decrease) in net assets
 from operations:
 Net investment income                $   359,789   $   823,618   $   876,235   $    8,936,078   $  131,096,419    $  102,464,177
 Net realized gains (losses)             (225,511)      123,591       442,876       16,053,184       22,802,197        22,835,488
 Net unrealized appreciation
  (depreciation) during the period      1,416,393    (1,106,755)   (3,720,942)     (26,767,597)       7,687,109       112,457,395
                                      -----------   -----------   -----------   --------------   --------------    --------------
Net increase (decrease) in net
 assets resulting from operations       1,550,671      (159,546)   (2,401,831)      (1,778,335)     161,585,725       237,757,060
From policyholder transactions:
 Net premiums from policyholders        3,954,225     2,304,591     6,295,255       47,243,335      101,973,160        92,955,980
 Net benefits to policyholders         (4,217,423)   (3,311,591)   (5,507,305)     (81,355,661)    (133,701,210)     (134,661,151)
 Net increase (decrease) in policy
  loans. . . . .                          141,567            --       (83,216)       4,922,813               --        18,165,114
                                      -----------   -----------   -----------   --------------   --------------    --------------
Net increase (decrease) in net
 assets resulting from policyholder
 transactions. .                         (121,631)   (1,007,000)      704,734      (29,189,513)     (31,728,050)      (23,540,057)
Net increase (decrease) in net
 assets. . . . .                        1,429,040    (1,166,546)   (1,697,097)     (30,967,848)     129,857,675       214,217,003
Net assets at beginning of period      13,378,472    14,545,018    16,242,115    1,278,739,554    1,148,881,879       934,664,876
Net assets at end of period           $14,807,512   $13,378,472   $14,545,018   $1,247,771,706   $1,278,739,554    $1,148,881,879
                                      ===========   ===========   ===========   ==============   ==============    ==============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                                        MANAGED SUBACCOUNT                     SHORT-TERM BOND SUBACCOUNT
                                            ------------------------------------------   --------------------------------------
                                                2000           1999           1998          2000         1999           1998
                                            -------------  -------------  -------------  -----------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $  7,769,495   $ 42,532,921   $ 40,475,436   $   28,644   $    48,624    $    28,209
 Net realized gains (losses). . . . . . .      3,653,026      5,060,826      5,853,076      (12,368)       (3,107)         2,008
 Net unrealized appreciation
  (depreciation) during the period. . . .     (5,191,852)    (9,288,287)    24,834,482       10,583       (23,648)        (5,287)
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,230,669     38,305,460     71,162,994       26,859        21,869         24,930
From policyholder transactions:
 Net premiums from policyholders. . . . .     20,445,777     44,546,082     40,631,684      241,196       690,849        435,150
 Net benefits to policyholders. . . . . .    (35,113,472)   (55,332,758)   (55,447,667)    (340,388)     (178,124)      (274,762)
 Net increase in policy loans . . . . . .      1,824,582             --      5,379,590           --            --             --
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .    (12,843,113)   (10,786,676)    (9,436,393)     (99,192)      512,725        160,388
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net increase (decrease) in net assets . .     (6,612,444)    27,518,784     61,726,601      (72,333)      534,594        185,318
Net assets at beginning of period . . . .    500,072,750    472,553,966    410,827,365    1,129,483       594,889        409,571
                                            ------------   ------------   ------------   ----------   -----------    -----------
Net assets at end of period . . . . . . .   $493,460,306   $500,072,750   $472,553,966   $1,057,150   $ 1,129,483    $   594,889
                                            ============   ============   ============   ==========   ===========    ===========




                                               SMALL CAP VALUE SUBACCOUNT          INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------   ----------------------------------------
                                            2000         1999          1998           2000          1999           1998
                                         -----------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income                   $   24,577   $    72,629   $     1,070   $      4,773   $   330,389    $     8,318
 Net realized gains (losses)               (147,622)     (217,582)       61,917        703,918       123,861         64,757
 Net unrealized appreciation
  (depreciation) during the period          160,413       (40,472)     (364,359)      (929,318)      839,140        339,709
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations                   37,368      (185,425)     (301,372)      (220,627)    1,293,390        412,784
From policyholder transactions:
 Net premiums from policyholders          1,159,319     1,446,109     2,644,808      5,362,651     1,632,955      2,203,753
 Net benefits to policyholders             (893,462)   (1,547,128)   (1,288,464)   (4,276,522)    (1,315,539)    (1,443,700)
 Net increase in policy loans                    --            --            --             --            --             --
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . .                          265,857      (101,019)    1,356,344      1,086,129       317,416        760,053
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets       303,225      (286,444)    1,054,972        865,502     1,610,806      1,172,837
Net assets at beginning of period         4,111,416     4,397,860     3,342,888      5,310,586     3,699,780      2,526,943
                                         ----------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period              $4,414,641   $ 4,111,416   $ 4,397,860   $  6,176,088   $ 5,310,586    $ 3,699,780
                                         ==========   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,

                                                          EQUITY INDEX SUBACCOUNT
                                                  ---------------------------------------
                                                     2000          1999          1998
                                                  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . . . . .   $    62,675   $   817,715   $   307,010
 Net realized gains (losses). . . . . . . . . .       339,524       471,802       132,619
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      (498,165)    2,019,913     2,082,107
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . .       (95,966)    3,309,430     2,521,736
From policyholder transactions:
 Net premiums from policyholders. . . . . . . .     5,398,036     7,762,529     4,632,113
 Net benefits to policyholders. . . . . . . . .    (1,940,148)   (2,563,485)   (1,120,852)
 Net increase in policy loans . . . . . . . . .            --            --            --
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     3,361,922     5,199,044     3,511,261
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets . . . . .    22,117,624     8,508,474     6,032,997
Net assets at beginning of period . . . . . . .    22,117,624    13,609,150     7,576,153
                                                  -----------   -----------   -----------
Net assets at end of period . . . . . . . . . .   $25,479,546   $22,117,624   $13,609,150
                                                  ===========   ===========   ===========
                                                         GLOBAL BOND SUBACCOUNT
                                                  -------------------------------------
                                                     2000         1999          1998
                                                  -----------  -----------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . . . . .   $   21,014   $   81,580    $    54,728
 Net realized gains (losses). . . . . . . . . .      (37,534)      (1,996)        32,917
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       58,703     (126,001)        11,342
                                                  ----------   ----------    -----------
Net increase (decrease) in net assets resulting       42,183      (46,417)        98,987
 from operations. . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders. . . . . . . .      378,645    1,115,699        798,933
 Net benefits to policyholders. . . . . . . . .     (685,644)    (292,075)    (1,158,109)
 Net increase in policy loans . . . . . . . . .           --           --             --
                                                  ----------   ----------    -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     (306,999)     823,624       (359,176)
                                                  ----------   ----------    -----------
Net increase (decrease) in net assets . . . . .     (264,816)     777,207       (260,189)
Net assets at beginning of period . . . . . . .    1,882,675    1,105,468      1,365,657
                                                  ----------   ----------    -----------
Net assets at end of period . . . . . . . . . .   $1,617,859   $1,882,675    $ 1,105,468
                                                  ==========   ==========    ===========


                         TURNER CORE GROWTH SUBACCOUNT     BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        --------------------------------   ----------------------------------------
                          2000        1999        1998        2000          1999           1998
                        ----------  ----------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $   3,532   $  35,936   $  4,513    $  6,374      $ 16,549       $ 12,094
 Net realized gains.      101,050      44,245     14,364       6,519         7,704          1,184
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (85,212)     37,727     49,605      13,873       119,400         15,813
                        ---------   ---------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations. . . . .       19,370     117,908     68,482      26,766       143,653         29,091
From policyholder
 transactions:
 Net premiums from
  policyholders. . .      265,836     240,351    203,590      59,497       239,618         55,021
 Net benefits to
  policyholders. . .     (371,100)   (136,661)   (77,651)    (18,974)      (29,520)       (10,341)
 Net increase in
  policy loans. . .            --          --         --          --            --             --
                        ---------   ---------   --------    --------      --------       --------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions. . . .     (105,264)    103,690    125,939      40,523       210,098         44,680
                        ---------   ---------   --------    --------      --------       --------
Net increase
 (decrease) in net
 assets. . . . . . .      (85,894)    221,598    194,421      67,289       353,751         73,771
Net assets at
 beginning of period      536,192     314,594    120,173     588,128       234,377        160,606
                        ---------   ---------   --------    --------      --------       --------
Net assets at end of
 period. . . . . . .    $ 450,298   $ 536,192   $314,594    $655,417      $588,128       $234,377
                        =========   =========   ========    ========      ========       ========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                                FRONTIER CAPITAL                   EMERGING MARKETS
                            APPRECIATION SUBACCOUNT               EQUITY SUBACCOUNT
                        --------------------------------   ---------------------------------
                          2000        1999       1998         2000         1999        1998
                        ----------  ---------  ----------  ------------  ----------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  21,466   $ 17,768   $    (208)  $    (2,736)  $  12,790    $     1
 Net realized gains
  (losses). . . . . .      82,236     22,678      12,123       (12,180)      5,339         --
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (12,210)   164,599     (17,930)      (76,126)     86,570         10
                        ---------   --------   ---------   -----------   ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      91,492    205,045      (6,015)      (91,042)    104,699         11
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     297,090    255,268     128,779     3,936,569     433,406      2,018
 Net benefits to
  policyholders . . .    (219,651)   (89,136)   (146,083)   (3,055,550)   (144,400)        --
 Net increase in
  policy loans. . . .          --         --          --            --        ----         --
                        ---------   --------   ---------   -----------   ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .      77,439    166,132     (17,304)      881,019     289,006      2,018
                        ---------   --------   ---------   -----------   ---------    -------
Net increase
 (decrease) in net
 assets . . . . . . .     168,931    371,177     (23,319)      789,977     393,705      2,029
Net assets at
 beginning of period.     728,674    357,497     380,816       395,734       2,029         --
                        ---------   --------   ---------   -----------   ---------    -------
Net assets at end of
 period . . . . . . .   $ 897,605   $728,674   $ 357,497   $ 1,185,711   $ 395,734    $ 2,029
                        =========   ========   =========   ===========   =========    =======




                         INTERNATIONAL OPPORTUNITIES II             BOND INDEX
                                   SUBACCOUNT                       SUBACCOUNT
                        -------------------------------    -----------------------------
                           2000         1999       1998      2000       1999       1998
                        -----------  -----------  -------  ---------  ---------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income   $  2,117     $    241     $  1    $ 22,741   $ 15,852    $   146
 Net realized gains
  (losses). . . . . .      13,157          602        1      (2,201)    (1,422)        (1)
 Net unrealized
  appreciation
  (depreciation)
  during the period.      (13,987)      13,424       45       7,287    (22,820)      (196)
                         --------     --------     ----    --------   --------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .        1,287       14,267       47      27,827     (8,390)       (51)
From policyholder
 transactions:
 Net premiums from
  policyholders. . .      214,628      108,420      915     362,018    412,326     10,254
 Net benefits to
  policyholders. . .      (54,971)     (11,064)     (13)    (24,425)   (26,307)       (69)
 Net increase in
  policy loans. . . .          --           --       --          --         --         --
                         --------     --------     ----    --------   --------    -------
Net increase in net
 assets resulting from
 policyholder
 transactions. . . .      159,657       97,356      902     337,593    386,019     10,185
                         --------     --------     ----    --------   --------    -------
Net increase in net
 assets. . . . . . .      160,944      111,623      949     365,420    377,629     10,134
Net assets at
 beginning of period.     112,572          949       --     387,763     10,134         --
                         --------     --------     ----    --------   --------    -------
Net assets at end of
 period. . . . . . .     $273,516     $112,572     $949    $753,183   $387,763    $10,134
                         ========     ========     ====    ========   ========    =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                        YEARS AND PERIODS ENDED JUNE 30,


                               SMALL/MIDCAP                    HIGH YIELD
                             CORE SUBACCOUNT                 BOND SUBACCOUNT
                        ---------------------------  -------------------------------
                          2000       1999     1998*     2000         1999      1998*
                        ----------  --------  -----  ------------  ---------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    (142)  $ 6,632   $ --   $     8,624   $  2,542    $   19
 Net realized gains
  (losses). . . . . .      10,745       252     --        (8,649)      (186)       --
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (5,954)    3,005      6        (2,045)      (511)      (26)
                        ---------   -------   ----   -----------   --------    ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       4,649     9,889      6        (2,070)     1,845        (8)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     414,076    97,385    104     1,249,658     98,955     2,887
 Net benefits to
  policyholders . . .    (329,116)   (7,901)    (2)   (1,040,268)   (13,078)       --
 Net increase in
  policy loans. . . .           0        --     --             0         --        --
                        ---------   -------   ----   -----------   --------    ------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      84,960    89,484    102       209,390     85,877     2,887
                        ---------   -------   ----   -----------   --------    ------
Net increase in net
 assets . . . . . . .      89,609    99,373    108       207,320     87,722     2,887
Net assets at
 beginning of period.      99,481       108     --        90,601      2,879        --
                        ---------   -------   ----   -----------   --------    ------
Net assets at end of
 period . . . . . . .   $ 189,090   $99,481   $108   $   297,921   $ 90,601    $2,879
                        ========    ======    ====   ==========    =======     =====




                                                                CLIFTON
                                                             ENHANCED U.S.
                                                           EQUITY SUBACCOUNT
                                                           ------------------
                                                            2000      1999**
                                                           --------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . . . .   $   425    $ 1,113
 Net realized gains (losses) . . . . . . . . . . . . . .       (33)        91
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . . .      (534)      (879)
                                                           -------    -------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . . .      (142)       325
From policyholder transactions:
 Net premiums from policyholders . . . . . . . . . . . .     4,452     13,814
 Net benefits to policyholders . . . . . . . . . . . . .      (294)        --
 Net increase in policy loans. . . . . . . . . . . . . .         0         --
                                                           -------    -------
Net increase in net assets resulting from policyholder
 transactions                                                4,158     13,814
                                                           -------    -------
Net increase in net assets . . . . . . . . . . . . . . .     4,016     14,139
Net assets at beginning of period. . . . . . . . . . . .    14,139         --
                                                           -------    -------
Net assets at end of period. . . . . . . . . . . . . . .   $18,155    $14,139
                                                           =======    =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                     YEARS AND PERIODS ENDED JUNE 30, 2000

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond and Clifton Enhanced U.S. Equity Portfolios (formerly, Enhanced U.S. Equity). Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 are as follows:


        PORTFOLIO           SHARES OWNED      COST           VALUE
        ---------           ------------  ------------  ----------------
Large Cap Growth. . . . .     6,118,549   $133,197,126   $  176,581,445
Active Bond . . . . . . .    25,676,557    250,059,856      234,710,166
International Equity Index    1,637,313     28,032,291       30,279,715
Small Cap Growth. . . . .       751,112     12,755,532       15,146,841
Global Balanced . . . . .        99,987      1,063,151        1,009,123
Mid Cap Growth. . . . . .       951,564     21,827,050       26,659,950
Large Cap Value . . . . .       781,363     10,837,990       10,182,562
Money Market. . . . . . .     6,282,855     62,861,460       62,828,554
Mid Cap Value . . . . . .       419,590      5,184,053        5,655,397
Small/Mid Cap Growth. . .       833,429     12,640,806       12,697,945
Real Estate Equity. . . .     1,006,818     13,855,749       12,765,326
Growth & Income . . . . .    53,177,519    786,999,791    1,054,098,419
Managed . . . . . . . . .    26,812,598    359,486,863      412,811,976
Short-Term Bond . . . . .       108,407      1,074,517        1,051,732
Small Cap Value . . . . .       402,638      4,641,679        4,409,122
International
 Opportunities. . . . . .       424,604      6,010,304        6,171,237
Equity Index. . . . . . .     1,257,997     20,669,031       25,463,881
Global Bond . . . . . . .       161,599      1,670,350        1,610,930
Turner Core Growth. . . .        18,889        537,085          450,305
Brandes International
 Equity . . . . . . . . .        41,067        456,415          655,428
Frontier Capital
 Appreciation . . . . . .        37,890      1,499,897          897,620
Emerging Markets Equity .       103,852        296,973        1,185,730
International
    Opportunities II. . .        22,760        274,038          273,330
Bond Index. . . . . . . .        80,112        768,927          749,101
Small/Mid Cap Core. . . .        18,350        192,035          188,808
High Yield Bond . . . . .        35,025        300,508          295,903
Clifton Enhanced US Equity
 Fund . . . . . . . . . .           912         14,986           18,155

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 2000, were as follows:


              PORTFOLIO                  PURCHASES       SALES
              ---------                 -----------  -------------
Large Cap Growth. . . . . . . . . . .   $14,526,753   $ 4,071,523
Active Bond . . . . . . . . . . . . .    12,595,440    13,172,460
International Equity Index. . . . . .     8,546,295     5,508,370
Small Cap Growth. . . . . . . . . . .     6,763,851     2,965,434
Global Balanced . . . . . . . . . . .       170,170       275,036
Mid Cap Growth. . . . . . . . . . . .     9,665,686     2,215,013
Large Cap Value . . . . . . . . . . .     1,684,020       715,601
Money Market. . . . . . . . . . . . .    20,068,019    19,726,545
Mid Cap Value . . . . . . . . . . . .       831,482       701,828
Small/Mid Cap Growth. . . . . . . . .     1,420,670     2,130,402
Real Estate Equity. . . . . . . . . .     3,756,641     3,664,903
Growth & Income . . . . . . . . . . .    10,140,753    35,665,986
Managed . . . . . . . . . . . . . . .     9,078,644    16,420,432
Short-Term Bond . . . . . . . . . . .       223,617       294,148
Small Cap Value . . . . . . . . . . .       918,362       627,855
International Opportunities . . . . .     4,740,829     3,649,827
Equity Index. . . . . . . . . . . . .     4,320,990       800,013
Global Bond . . . . . . . . . . . . .       324,904       610,861
Turner Core Growth. . . . . . . . . .             0             0
Brandes International Equity. . . . .             0             0
Frontier Capital Appreciation . . . .     3,318,819     2,440,517
Emerging Markets Equity . . . . . . .             0             0
International Opportunities II. . . .       322,785       161,007
Bond Index. . . . . . . . . . . . . .       392,051        31,702
Small/Mid Cap Core. . . . . . . . . .       408,308       323,488
High Yield Bond . . . . . . . . . . .     1,251,885     1,033,876
Clifton Enhanced US Equity Fund . . .             0             0

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each Portfolio at June 30, 2000 were as follows:


                                             ACCUMULATION   SHARE
                 PORTFOLIO                      SHARES      VALUES
                 ---------                   ------------  --------
Large Cap Growth . . . . . . . . . . . . .      559,086     83.98
Active Bond. . . . . . . . . . . . . . . .      690,050     24.41
International Equity Index . . . . . . . .      487,610     26.08
Small Cap Growth . . . . . . . . . . . . .      663,124     22.82
Global Balanced. . . . . . . . . . . . . .       79,825     12.67
Mid Cap Growth . . . . . . . . . . . . . .      783,262     34.02
Large Cap Value. . . . . . . . . . . . . .      646,321     15.74
Money Market . . . . . . . . . . . . . . .      644,839     18.58
Mid Cap Value. . . . . . . . . . . . . . .      381,056     14.82
Small/Mid Cap Growth . . . . . . . . . . .      592,151     21.43
Real Estate Equity . . . . . . . . . . . .      203,675     25.09
Growth & Income. . . . . . . . . . . . . .    1,238,691     67.63
Managed. . . . . . . . . . . . . . . . . .    1,030,002     40.02
Short-Term Bond. . . . . . . . . . . . . .       79,247     13.34
Small Cap Value. . . . . . . . . . . . . .      354,503     12.43
International Opportunities. . . . . . . .      389,613     15.85
Equity Index . . . . . . . . . . . . . . .    1,112,540     22.90
Global Bond. . . . . . . . . . . . . . . .      129,203     12.51
Turner Core Growth . . . . . . . . . . . .       16,303     27.61
Brandes International Equity . . . . . . .       36,840     17.80
Frontier Capital Appreciation. . . . . . .       36,994     24.26
Emerging Markets Equity. . . . . . . . . .       99,862     11.88
International Opportunities II . . . . . .       22,407     12.21
Bond Index . . . . . . . . . . . . . . . .       69,381     10.72
Small/Mid Cap CORE . . . . . . . . . . . .       16,782     11.27
High Yield Bond. . . . . . . . . . . . . .       30,156      9.88
Clifton Enhanced US Equity . . . . . . . .        1,411     12.87

                 REPORT ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY        SMALL CAP
                           GROWTH         BOND          INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $     18,374  $     31,159   $     3,363    $     1,196
Investments in shares
 of portfolios of
  John Hancock
 Variable Series Trust
 I, at value  . . . .    156,931,243   236,200,057    29,055,936     10,825,578
Policy loans and
 accrued interest
 receivable . . . . .     20,131,090    56,920,743     2,843,104             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        166,807        45,107        32,276         20,662
 M Fund Inc.  . . . .             --            --            --             --
                        ------------  ------------   -----------    -----------
Total assets  . . . .    177,247,514   293,197,066    31,934,679     10,847,436
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        164,174        40,650        31,788         20,488
Asset charges payable         21,008        35,617         3,852          1,370
                        ------------  ------------   -----------    -----------
                             185,182        76,267        35,640         21,858
                        ------------  ------------   -----------    -----------
Net assets  . . . . .   $177,062,332  $293,120,799   $31,899,039    $10,825,578
                        ============  ============   ===========    ===========




                          INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                            BALANCED       GROWTH       VALUE        MARKET
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ----------  -------------
ASSETS
Cash  . . . . . . . . .    $       133   $     2,329  $    1,091   $     4,680
Investments in shares of
 portfolios of  John
 Hancock Variable Series
 Trust I, at value  . .      1,177,232    20,852,255   9,553,293    62,519,986
Policy loans and accrued
 interest receivable  .             --            --          --    14,118,655
Receivable from:
 John Hancock Variable
  Series Trust I  . . .            970       103,804       6,237       159,443
 M Fund Inc.  . . . . .             --            --          --            --
                           -----------   -----------  ----------   -----------
Total assets  . . . . .      1,178,335    20,958,388   9,560,621    76,802,764
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .            950       103,466       6,081       158,266
Asset charges payable .            153         2,667       1,247         5,857
                           -----------   -----------  ----------   -----------
                                 1,103       106,133       7,328       164,123
                           -----------   -----------  ----------   -----------
Net assets  . . . . . .    $ 1,177,232   $20,852,255  $9,553,293   $76,638,641
                           ===========   ===========  ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                       SMALL/MID
                          MID CAP           CAP    REAL ESTATE      GROWTH &
                           VALUE        GROWTH       EQUITY          INCOME
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -----------  ----------------
ASSETS
Cash  . . . . . . . .   $        589  $     1,386  $     1,428   $      132,575
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .      5,236,581   12,409,573   11,482,706    1,091,050,404
Policy loans and
 accrued interest
 receivable . . . . .             --           --    1,895,766      187,689,150
Receivable from:
 John Hancock Variable
  Series Trust I  . .         27,820       34,285        1,966          333,111
 M Fund Inc.  . . . .             --           --           --               --
                        ------------  -----------  -----------   --------------
Total assets  . . . .      5,264,990   12,445,244   13,381,866    1,279,205,240
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         27,735       34,083        1,758          314,139
Asset charges payable            675        1,588        1,636          151,547
                        ------------  -----------  -----------   --------------
Total liabilities . .         28,410       35,671        3,394          465,686
                        ------------  -----------  -----------   --------------
Net assets  . . . . .   $  5,236,580  $12,409,573  $13,378,472   $1,278,739,554
                        ============  ===========  ===========   ==============




                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                            MANAGED        BOND       VALUE      OPPORTUNITIES
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ----------  ----------  ---------------
ASSETS
Cash  . . . . . . . . .   $     52,222  $      129  $      460    $      593
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . .    422,672,470   1,129,483   4,111,416     5,310,586
Policy loans and accrued
 interest receivable  .     77,400,280          --          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . . .        123,268         218       2,954         5,072
 M Fund Inc.  . . . . .             --          --          --            --
                          ------------  ----------  ----------    ----------
Total assets  . . . . .    500,248,240   1,129,830   4,114,830     5,316,251
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company. . . . . . . .        115,790         199       2,887         4,985
Asset charges payable .         59,700         148         527           680
                          ------------  ----------  ----------    ----------
Total liabilities . . .        175,490         347       3,414         5,665
                          ------------  ----------  ----------    ----------
Net assets  . . . . . .   $500,072,750  $1,129,483  $4,111,416    $5,310,586
                          ============  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                                      TURNER        BRANDES
                             EQUITY       GLOBAL       CORE      INTERNATIONAL
                              INDEX        BOND       GROWTH        EQUITY
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                           -----------  ----------  ----------  ---------------
ASSETS
Cash . . . . . . . . . .   $     2,517  $      216   $     60      $     65
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    22,117,624   1,882,675         --            --
Investments in shares of
 portfolios of M Fund
 Inc., at value  . . . .            --          --    536,192       588,128
Policy loans and accrued
 interest receivable . .            --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .        19,259          31         --            --
 M Fund Inc. . . . . . .            --          --          9            10
                           -----------  ----------   --------      --------
Total assets . . . . . .    22,139,400   1,882,922    536,261       588,203
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . .        18,897          --         --            --
Asset charges payable  .         2,879         247         69            75
                           -----------  ----------   --------      --------
Total liabilities  . . .        21,776         247         69            75
                           -----------  ----------   --------      --------
Net assets . . . . . . .   $22,117,624  $1,882,675   $536,192      $588,128
                           ===========  ==========   ========      ========




                               FRONTIER     EMERGING
                               CAPITAL      MARKETS      GLOBAL
                             APPRECIATION    EQUITY      EQUITY     BOND INDEX
                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             ------------  ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . .     $     80     $     43    $     12     $     45
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value  . . . . . . . .           --      395,733     112,572      387,762
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . .      728,674           --          --           --
Policy loans and accrued
 interest receivable . . .           --           --          --           --
Receivable from:
 John Hancock Variable
  Series Trust I . . . . .           --        2,536           2        1,123
 M Fund Inc. . . . . . . .           12           --          --           --
                               --------     --------    --------     --------
Total assets . . . . . . .      728,766      398,312     112,586      388,930
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . .           --        2,529          --        1,116
Asset charges payable  . .           92           49          14           51
                               --------     --------    --------     --------
Total liabilities  . . . .           92        2,578          14        1,167
                               --------     --------    --------     --------
Net assets . . . . . . . .     $728,674     $395,734    $112,572     $387,763
                               ========     ========    ========     ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1999


                                          SMALL/MID   HIGH YIELD    ENHANCED
                                           CAP CORE      BOND      U.S. EQUITY
                                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                          ----------  ----------  -------------
ASSETS
Cash  . . . . . . . . . . . . . . . . .    $      9    $    --       $     1
Investments in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .      99,481     90,611            --
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . .          --         --        14,140
Policy loans and accrued interest
 receivable . . . . . . . . . . . . . .          --         --            --
Receivable from:
 John Hancock Variable Series Trust I .      16,714      1,478            --
 M Fund Inc.  . . . . . . . . . . . . .          --         --            --
                                           --------    -------       -------
Total assets  . . . . . . . . . . . . .     116,204     92,089        14,141
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . .      16,712      1,477            --
Asset charges payable . . . . . . . . .          11         11             2
                                           --------    -------       -------
Total liabilities . . . . . . . . . . .      16,723      1,488             2
                                           --------    -------       -------
Net assets  . . . . . . . . . . . . . .    $ 99,481    $90,601       $14,139
                                           ========    =======       =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                             -------------------------------------  ----------------------------------------
                                                1999         1998         1997          1999          1998           1997
                                             -----------  -----------  -----------  -------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $24,007,195  $11,641,271  $ 7,675,850  $ 17,792,726   $19,685,096    $17,409,990
 M Fund Inc. . . . . . . . . . . . . . . .            --           --           --            --            --             --
Interest income on policy loans  . . . . .     1,211,333    1,008,607      875,892     4,084,783     4,027,376      3,926,698
                                             -----------  -----------  -----------  ------------   -----------    -----------
Total investment income  . . . . . . . . .    25,218,528   12,649,878    8,551,742    21,877,509    23,712,472     21,336,688
Expenses:
 Mortality and expense risks . . . . . . .       828,714      624,665      480,057     1,643,861     1,624,615      1,514,127
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net investment income  . . . . . . . . . .    24,389,814   12,025,213    8,071,685    20,233,648    22,087,857     19,822,561
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .     4,239,424    3,520,199    4,216,904       192,098     1,600,539      1,088,488
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     1,727,703   18,509,310    7,920,403   (20,304,536)   (2,317,324)     2,987,952
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     5,967,127   22,029,509   12,137,307   (20,112,438)     (716,785)     4,076,440
                                             -----------  -----------  -----------  ------------   -----------    -----------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .   $30,356,941  $34,054,722  $20,208,992  $    121,210   $21,371,072    $23,899,001
                                             ===========  ===========  ===========  ============   ===========    ===========




                         INTERNATIONAL EQUITY INDEX SUBACCOUNT     SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   -------------------------------
                           1999         1998          1997          1999       1998        1997
                        -----------  -----------  -------------  ----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  917,904   $3,394,842   $   840,616    $1,272,230  $     --    $    976
 M Fund Inc.  . . . .           --           --            --            --        --          --
Interest income on
 policy loans . . . .      179,345      170,285       170,905            --        --          --
                        ----------   ----------   -----------    ----------  --------    --------
Total investment
 income . . . . . . .    1,097,249    3,565,127     1,011,521     1,272,230        --         976
Expenses:
 Mortality and expense
  risks . . . . . . .      147,126      124,891       107,415        37,386    20,335      11,175
                        ----------   ----------   -----------    ----------  --------    --------
Net investment income
 (loss) . . . . . . .      950,123    3,440,236       904,106     1,234,844   (20,335)    (10,199)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      168,248      148,419       209,781       491,241    55,393      34,153
 Net unrealized
  appreciation
  (depreciation)
  during the period .    5,712,567      105,161    (2,036,425)    2,317,857   518,731     226,085
                        ----------   ----------   -----------    ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,880,815      253,580    (1,826,644)    2,809,098   574,124     260,238
                        ----------   ----------   -----------    ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,830,938   $3,693,816   $  (922,538)   $4,043,942  $553,789    $250,039
                        ==========   ==========   ===========    ==========  ========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                         INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        ----------------------------------    ----------------------------------
                           1999         1998        1997         1999        1998         1997
                        -----------  -----------  ----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  99,184    $  57,587    $ 30,867    $2,117,559  $  461,919   $       --
 M Fund Inc.  . . . .          --           --          --            --          --           --
Interest income on
 policy loans . . . .          --           --          --            --          --           --
                        ---------    ---------    --------    ----------  ----------   ----------
Total investment
 income . . . . . . .      99,184       57,587      30,867     2,117,559     461,919           --
Expenses:
 Mortality and expense
  risks . . . . . . .       6,368        4,696       2,758        58,898      16,758        5,801
                        ---------    ---------    --------    ----------  ----------   ----------
Net investment income
 (loss) . . . . . . .      92,816       52,891      28,109     2,058,661     445,161       (5,801)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .       4,711       (4,506)     12,000       773,222      73,958          394
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (38,997)      78,455     (41,999)    6,801,000     647,137      199,441
                        ---------    ---------    --------    ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (34,286)      73,949     (29,999)    7,574,222     721,095      199,835
                        ---------    ---------    --------    ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  58,530    $ 126,840    $ (1,890)   $9,632,883  $1,166,256   $  194,034
                        =========    =========    ========    ==========  ==========   ==========



                          LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        --------------------------------  ----------------------------------
                          1999        1998        1997       1999        1998         1997
                        ----------  ----------  --------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 648,532   $ 433,626   $266,440  $2,943,852  $2,888,490   $2,746,662
 M Fund Inc.  . . . .          --          --         --          --          --           --
Interest income on
 policy loans . . . .          --          --         --     985,509     973,241      957,390
                        ---------   ---------   --------  ----------  ----------   ----------
Total investment
 income . . . . . . .     648,532     433,626    266,440   3,929,361   3,861,731    3,704,052
Expenses:
 Mortality and expense
  risks . . . . . . .      54,610      44,753     25,295     411,487     380,002      361,409
                        ---------   ---------   --------  ----------  ----------   ----------
Net investment income     593,922     388,873    241,145   3,517,874   3,481,729    3,342,643
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     165,556     673,582    217,073          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (569,216)   (479,093)   532,936          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    (403,660)    194,489    750,009          --          --           --
                        ---------   ---------   --------  ----------  ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 190,262   $ 583,362   $991,154  $3,517,874  $3,481,729   $3,342,643
                        =========   =========   ========  ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                    MID CAP VALUE SUBACCOUNT                SMALL/MID CAP GROWTH SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                1999          1998           1997          1999           1998           1997
                                             -----------  --------------  -----------  -------------  ------------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   31,306   $      40,338   $  178,590   $  1,903,687   $    217,686   $  1,022,881
 M Fund Inc. . . . . . . . . . . . . . . .           --              --           --             --             --             --
Interest income on policy loans  . . . . .           --              --           --             --             --             --
                                             ----------   -------------   ----------   ------------   ------------   ------------
Total investment income  . . . . . . . . .       31,306          40,338      178,590      1,903,687        217,686      1,022,881
Expenses:
 Mortality and expense risks . . . . . . .       29,798          23,760        6,329         69,847         63,334         54,469
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net investment income  . . . . . . . . . .        1,508          16,578      172,261      1,833,840        154,352        968,412
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .     (241,740)       (422,902)     121,152        (13,020)        56,968        533,297
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      469,537        (260,362)     (86,033)    (1,274,161)       334,213     (1,073,252)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      227,797        (683,264)      35,119     (1,287,181)       391,181       (539,955)
                                             ----------   -------------   ----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  229,305   $    (666,686)  $  207,380   $    546,659   $    545,533   $    428,457
                                             ==========   =============   ==========   ============   ============   ============



                                                 REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                             --------------------------------------  ----------------------------------------
                                                1999          1998          1997         1999          1998           1997
                                             ------------  ------------  ----------  ------------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . . . . . . .   $   771,050   $   817,633   $  957,079  $124,750,392  $ 96,326,313   $ 99,799,718
 M Fund Inc. . . . . . . . . . . . . . . .            --            --           --            --            --             --
Interest income on policy loans  . . . . .       131,461       145,212      140,517    12,877,539    11,727,553     10,448,315
                                             -----------   -----------   ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . .       902,511       962,845    1,097,596   137,627,931   108,053,866    110,248,033
Expenses:
 Mortality and expense risks . . . . . . .        78,893        86,610       76,454     6,531,512     5,589,689      4,658,703
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . .       823,618       876,235    1,021,142   131,096,419   102,464,177    105,589,330
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .       123,591       442,876      551,925    22,802,197    22,835,488     16,543,458
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (1,106,755)   (3,720,942)     447,661     7,687,109   112,457,395     67,250,127
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .      (983,164)   (3,278,066)     999,586    30,489,306   135,292,883     83,793,585
                                             -----------   -----------   ----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $  (159,546)  $(2,401,831)  $2,020,728  $161,585,725  $237,757,060   $189,382,915
                                             ===========   ===========   ==========  ============  ============   ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                        --------------------------------------  ---------------------------------
                           1999          1998         1997         1999        1998        1997
                        ------------  -----------  -----------  -----------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $39,951,885   $37,907,821  $32,757,460  $   53,689   $ 31,261    $  22,079
 M Fund Inc.  . . . .            --            --           --          --         --           --
Interest income on
 policy loans . . . .     5,217,121     4,949,021    4,669,363          --         --           --
                        -----------   -----------  -----------  ----------   --------    ---------
Total investment
 income . . . . . . .    45,169,006    42,856,842   37,426,823      53,689     31,261       22,079
Expenses:
 Mortality and expense
  risks . . . . . . .     2,636,085     2,381,406    2,111,314       5,065      3,052        2,202
                        -----------   -----------  -----------  ----------   --------    ---------
Net investment income    42,532,921    40,475,436   35,315,509      48,624     28,209       19,877
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,060,826     5,853,076    5,663,060      (3,107)     2,008          235
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (9,288,287)   24,834,482   16,843,903     (23,648)    (5,287)       1,405
                        -----------   -----------  -----------  ----------   --------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,227,461)   30,687,558   22,506,963     (26,755)    (3,279)       1,640
                        -----------   -----------  -----------  ----------   --------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $38,305,460   $71,162,994  $57,822,472  $   21,869   $ 24,930    $  21,517
                        ===========   ===========  ===========  ==========   ========    =========




                           SMALL CAP VALUE SUBACCOUNT       INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                        --------------------------------   ---------------------------------------
                          1999        1998        1997         1999          1998           1997
                        ----------  ----------  ---------  -------------  -----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  97,290   $  24,781   $256,363    $  354,646     $ 27,799      $  35,111
 M Fund Inc.  . . . .          --          --         --            --           --             --
Interest income on
 policy loans . . . .          --          --         --            --           --             --
                        ---------   ---------   --------    ----------     --------      ---------
Total investment
 income . . . . . . .      97,290      24,781    256,363       354,646       27,799         35,111
Expenses:
 Mortality and expense
  risks . . . . . . .      24,661      23,711     10,530        24,257       19,481         11,575
                        ---------   ---------   --------    ----------     --------      ---------
Net investment income      72,629       1,070    245,833       330,389        8,318         23,536
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (217,582)     61,917    129,604       123,861       64,757         78,058
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (40,472)   (364,339)   (32,439)      839,140      339,709       (141,034)
                        ---------   ---------   --------    ----------     --------      ---------
Net realized and
 unrealized gain
 (loss) on investments   (258,054)   (302,422)    97,165       963,001      404,466        (62,976)
                        ---------   ---------   --------    ----------     --------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(185,425)  $(301,352)  $342,998    $1,293,390     $412,784      $ (39,440)
                        =========   =========   ========    ==========     ========      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             EQUITY INDEX SUBACCOUNT           GLOBAL BOND SUBACCOUNT
                        ----------------------------------  ----------------------------
                           1999        1998        1997       1999       1998      1997
                        ----------  ----------  ----------  ----------  -------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $  921,698  $  367,284  $  220,686  $  91,316   $62,244   $84,597
 M Fund Inc.  . . . .           --          --          --         --        --        --
Interest income on
 policy loans . . . .           --          --          --         --        --        --
                        ----------  ----------  ----------  ---------   -------   -------
Total investment
 income . . . . . . .      921,698     367,284     220,686     91,316    62,244    84,597
Expenses:
 Mortality and expense
  risks . . . . . . .      103,983      60,274      28,637      9,736     7,516     5,827
                        ----------  ----------  ----------  ---------   -------   -------
Net investment income      817,715     307,010     192,049     81,580    54,728    78,770
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      471,802     132,619      38,987     (1,996)   32,917     5,891
 Net unrealized
  appreciation
  (depreciation)
  during the period .    2,019,913   2,082,107   1,193,531   (126,001)   11,342    (3,195)
                        ----------  ----------  ----------  ---------   -------   -------
Net realized and
 unrealized gain
 (loss) on investments   2,491,715   2,214,726   1,232,518   (127,997)   44,259     2,696
                        ----------  ----------  ----------  ---------   -------   -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,309,430  $2,521,736  $1,424,567  $ (46,417)  $98,987   $81,466
                        ==========  ==========  ==========  =========   =======   =======




                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        ------------------------------    ----------------------------------------
                           1999       1998       1997         1999           1998          1997
                        ----------  ---------  ---------  -------------  ------------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .    $     --    $    --    $    --     $     --       $    --        $   --
 M Fund Inc.  . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Interest income on
 policy loans . . . .          --         --         --           --            --            --
                         --------    -------    -------     --------       -------        ------
Total investment
 income . . . . . . .      38,038      5,535     11,090       18,453        13,237         2,278
Expenses:
 Mortality and expense
  risks . . . . . . .       2,102      1,022        505        1,904         1,143           746
                         --------    -------    -------     --------       -------        ------
Net investment income      35,936      4,513     10,585       16,549        12,094         1,532
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      44,245     14,364      3,166        7,704         1,184           133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370      119,400        15,813         2,674
                         --------    -------    -------     --------       -------        ------
Net realized and
 unrealized gain on
 investments  . . . .      81,972     63,969     15,536      127,104        16,997         2,807
                         --------    -------    -------     --------       -------        ------
Net increase in net
 assets resulting from
 operations . . . . .    $117,908    $68,482    $26,121     $143,653       $29,091        $4,339
                         ========    =======    =======     ========       =======        ======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                   FRONTIER CAPITAL APPRECIATION    EMERGING MARKETS EQUITY         GLOBAL
                                                            SUBACCOUNT                    SUBACCOUNT          EQUITY SUBACCOUNT
                                                  ------------------------------   ------------------------   ------------------
                                                    1999       1998        1997        1999         1998*       1999      1998*
                                                  ---------  ----------  --------  -------------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $     --   $    --    $    --     $ 13,510       $   1     $   508    $     1
 M Fund Inc.  . . . . . . . . . . . . . . . . .     20,787      1,888      8,986           --          --          --         --
Interest income on policy loans . . . . . . . .         --         --         --           --          --          --         --
                                                  --------   --------    -------     --------       -----     -------    -------
Total investment income . . . . . . . . . . . .     20,787      1,888      8,986       13,510           1         508          1
Expenses:
 Mortality and expense risks  . . . . . . . . .      3,019      2,096      1,464          720          --         267         --
                                                  --------   --------    -------     --------       -----     -------    -------
Net investment income (loss)  . . . . . . . . .     17,768       (208)     7,522       12,790           1         241          1
Net realized and unrealized gain on investments:
 Net realized gain  . . . . . . . . . . . . . .     22,678     12,123      9,048        5,339          --         602          1
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    164,599    (17,930)    40,541       86,570          10      13,424         45
                                                  --------   --------    -------     --------       -----     -------    -------
Net realized and unrealized gain (loss) on
 investments  . . . . . . . . . . . . . . . . .    187,277     (5,807)    49,589       91,909          10      14,026         46
                                                  --------   --------    -------     --------       -----     -------    -------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $205,045   $ (6,015)   $57,111     $104,699       $  11     $14,267    $    47
                                                  ========   ========    =======     ========       =====     =======    =======




                                                    SMALL/MID                          ENHANCED
                                                    CAP CORE        HIGH YIELD       U.S.  EQUITY
                        BOND INDEX SUBACCOUNT      SUBACCOUNT     BOND SUBACCOUNT     SUBACCOUNT
                        ----------------------   -------------    ----------------  --------------
                           1999         1998*     1999    1998*    1999     1998*       1999**
                        ------------  ---------  ------  -------  --------  ------  --------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $ 17,417      $ 149     $6,810    $--    $2,748    $ 19       $   --
 M Fund Inc.  . . . .          --         --         --     --        --      --        1,117
Interest income on
 policy loans . . . .          --         --         --     --        --      --           --
                         --------      -----     ------    --     ------    ----       ------
Total investment
 income . . . . . . .      17,417        149      6,810            2,748      19        1,117
Expenses:
 Mortality and expense
  risks . . . . . . .       1,565          3        178     --       206       1            4
                         --------      -----     ------    --     ------    ----       ------
Net investment income      15,852        146      6,632     --     2,542      18        1,113
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (1,422)        (1)       252     --      (186)     --           91
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (22,820)      (196)     3,005     6       (511)    (26)        (879)
                         --------      -----     ------    --     ------    ----       ------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (24,242)      (197)     3,257     6       (697)    (26)        (788)
                         --------      -----     ------    --     ------    ----       ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $ (8,390)     $ (51)    $9,889    $6     $1,845    $ (8)      $  325
                         ========      =====     ======    ==     ======    ====       ======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                        ------------------------------------------   ------------------------------------------
                                            1999           1998           1997           1999           1998            1997
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $ 24,389,814   $ 12,025,213   $  8,071,685   $ 20,233,648   $ 22,087,857    $ 19,822,561
 Net realized gains . . . . . . . . .      4,239,424      3,520,199      4,216,904        192,098      1,600,539       1,088,488
 Net unrealized appreciation
  (depreciation) during the period  .      1,727,703     18,509,310      7,920,403    (20,304,536)    (2,317,324)      2,987,952
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .     30,356,941     34,054,722     20,208,992        121,210     21,371,072      23,899,001
From policyholder transactions:
 Net premiums from policyholders  . .     37,307,814     21,681,632     18,819,133     26,114,799     32,901,747      31,136,450
 Net benefits to policyholders  . . .    (25,817,420)   (21,510,240)   (19,915,971)   (35,577,616)   (39,577,750)    (39,506,771)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .             --      2,561,877        (41,068)            --      1,607,456       1,612,490
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     11,490,394      2,733,269     (1,137,906)    (9,462,817)    (5,068,547)     (6,757,831)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets     41,847,335     36,787,991     19,071,086     (9,341,607)    16,302,525      17,141,170
Net assets at beginning of
 period . . . . . . . . . . . . . . .    135,214,997     98,427,006     79,355,920    302,462,406    286,159,881     269,018,711
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period . . . . .   $177,062,332   $135,214,997   $ 98,427,006   $293,120,799   $302,462,406    $286,159,881
                                        ============   ============   ============   ============   ============    ============




                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                        ---------------------------------------   -------------------------------------
                                           1999          1998          1997          1999          1998          1997
                                        ------------  ------------  ------------  ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $   950,123   $ 3,440,236   $   904,106   $ 1,234,844   $  (20,335)   $  (10,199)
 Net realized gains . . . . . . . . .       168,248       148,419       209,781       491,241       55,393        34,153
 Net unrealized appreciation
  (depreciation) during the period  .     5,712,567       105,161    (2,036,425)    2,317,857      518,731       226,085
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .     6,830,938     3,693,816      (922,538)    4,043,942      553,789       250,039
From policyholder transactions:
 Net premiums from policyholders  . .     7,373,967     6,549,988     6,398,146     4,316,218    2,382,203     1,906,439
 Net benefits to policyholders  . . .    (6,834,914)   (5,210,982)   (4,052,306)   (2,206,402)    (998,381)     (626,114)
 Net increase in policy loans . . . .            --        86,200        41,466            --           --            --
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets resulting
 from policyholder transactions . . .       539,053     1,425,206     2,387,306     2,109,816    1,383,822     1,280,325
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net increase in net assets  . . . . .     7,369,991     5,119,022     1,464,768     6,153,758    1,937,611     1,530,364
Net assets at beginning of
 period . . . . . . . . . . . . . . .    24,529,048    19,410,026    17,945,258     4,671,820    2,734,209     1,203,845
                                        -----------   -----------   -----------   -----------   ----------    ----------
Net assets at end of period . . . . .   $31,899,039   $24,529,048   $19,410,026   $10,825,578   $4,671,820    $2,734,209
                                        ===========   ===========   ===========   ===========   ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               INTERNATIONAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    92,816   $    52,891   $    28,109   $  2,058,661   $    445,161    $     (5,801)
 Net realized gains (losses)  . . . . . .         4,711        (4,506)       12,000        773,222         73,958             394
 Net unrealized appreciation
  (depreciation) during the period  . . .       (38,997)       78,455       (41,999)     6,801,000        647,137         199,441
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .        58,530       126,840        (1,890)     9,632,883      1,166,256         194,034
From policyholder transactions:
 Net premiums from policyholders  . . . .       377,958       341,482       602,033      8,941,124      3,164,065       1,031,218
 Net benefits to policyholders  . . . . .      (131,331)     (310,766)     (102,953)    (2,937,257)      (612,975)       (294,344)
 Net increase in policy loans . . . . . .            --            --            --             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       246,627        30,716       499,080      6,003,867      2,551,090         736,874
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .       305,157       157,556       497,190     15,636,750      3,717,346         930,908
Net assets at beginning of period . . . .       872,075       714,519       217,329      5,215,505      1,498,159         567,251
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 1,177,232   $   872,075   $   714,519   $ 20,852,255   $  5,215,505    $  1,498,159
                                            ===========   ===========   ===========   ============   ============    ============




                                                  LARGE CAP VALUE SUBACCOUNT                   MONEY MARKET SUBACCOUNT
                                            ---------------------------------------   ------------------------------------------
                                               1999          1998          1997           1999           1998            1997
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $   593,922   $   388,873   $   241,145   $  3,517,874   $  3,481,729    $  3,342,641
 Net realized gains . . . . . . . . . . .       165,556       673,582       217,073             --             --              --
 Net unrealized appreciation
  (depreciation) during the period  . . .      (569,216)     (479,093)      532,936             --             --              --
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       190,262       583,362       991,154      3,517,874      3,481,729       3,342,641
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,166,658     4,214,076     3,739,319     33,694,123     24,612,731      19,023,054
 Net benefits to policyholders  . . . . .    (1,903,017)   (3,212,048)   (1,140,574)   (30,672,090)   (24,024,723)    (20,817,572)
 Net increase in policy loans . . . . . .            --            --            --             --        421,166         390,775
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,263,641     1,002,028     2,598,745      3,022,033      1,009,174      (1,403,743)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase in net assets  . . . . . . .     1,453,903     1,585,390     3,589,899      6,539,907      4,490,903       1,938,898
Net assets at beginning of period . . . .     8,099,390     6,514,000     2,924,101     70,098,734     65,607,831      63,668,933
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . . .   $ 9,553,293   $ 8,099,390   $ 6,514,000   $ 76,638,641   $ 70,098,734    $ 65,607,831
                                            ===========   ===========   ===========   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         ---------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                         ------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $     1,508   $    16,578   $   172,261   $   1,833,840   $     154,352    $     968,412
 Net realized gains (losses) . . . . .      (241,740)     (422,902)      121,152         (13,020)         56,968          533,297
 Net unrealized appreciation
  (depreciation) during the period . .       469,537      (260,362)      (86,033)     (1,274,161)        334,213       (1,073,252)
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       229,305      (666,686)      207,380         546,659         545,533          428,457
From policyholder transactions:
 Net premiums from policyholders . . .     1,886,594     5,997,691     2,070,644       3,493,643       3,953,326        6,338,416
 Net benefits to policyholders . . . .    (1,745,112)   (2,912,034)     (190,430)     (3,105,108)     (3,311,846)      (3,379,629)
 Net increase in policy loans  . . . .            --            --            --              --              --               --
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions  . . .       141,482     3,085,657     1,880,214         388,535         641,480        2,958,787
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets . . . . . .       370,787     2,418,971     2,087,594         935,194       1,187,013        3,387,244
Net assets at beginning of period  . .     4,865,793     2,446,822       359,228      11,474,379      10,287,366        6,900,122
                                         -----------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period  . . . . .   $ 5,236,580   $ 4,865,793   $ 2,446,822   $  12,409,573   $  11,474,379    $  10,287,366
                                         ===========   ===========   ===========   =============   =============    =============




                                            REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                       ---------------------------------------   -----------------------------------------------
                                          1999          1998          1997            1999             1998             1997
                                       ------------  ------------  ------------  ---------------  ---------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . . . .   $   823,618   $   876,235   $ 1,021,142   $  131,096,419   $  102,464,177    $ 105,589,330
 Net realized gains  . . . . . . . .       123,591       442,876       551,925       22,802,197       22,835,488       16,543,458
 Net unrealized appreciation
  (depreciation) during the period .    (1,106,755)   (3,720,942)      447,661        7,687,109      112,457,395       67,250,127
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from operations . . . . .      (159,546)   (2,401,831)    2,020,728      161,585,725      237,757,060      189,382,915
From policyholder transactions:
 Net premiums from policyholders . .     2,304,591     6,295,255     7,786,904      101,973,160       92,955,980       86,308,294
 Net benefits to policyholders . . .    (3,311,591)   (5,507,305)   (5,481,110)    (133,701,210)    (134,661,151)    (115,839,460)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . .            --       (83,216)      265,517               --       18,165,114       18,568,293
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .    (1,007,000)      704,734     2,571,311      (31,728,050)     (23,540,057)     (10,962,873)
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net increase (decrease) in net assets   (1,166,546)   (1,697,097)    4,592,039      129,857,675      214,217,003      178,420,042
Net assets at beginning of period  .    14,545,018    16,242,115    11,650,076    1,148,881,879      934,664,876      756,244,834
                                       -----------   -----------   -----------   --------------   --------------    -------------
Net assets at end of period  . . . .   $13,378,472   $14,545,018   $16,242,115   $1,278,739,554   $1,148,881,879    $ 934,664,876
                                       ===========   ===========   ===========   ==============   ==============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                     MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                         ------------------------------------------   -------------------------------------
                                             1999           1998           1997          1999          1998          1997
                                         -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 42,532,921   $ 40,475,436   $ 35,315,509   $    48,624   $    28,209    $  19,877
 Net realized gains (losses) . . . . .      5,060,826      5,853,076      5,663,060        (3,107)        2,008          235
 Net unrealized appreciation
  (depreciation) during the period . .     (9,288,287)    24,834,482     16,843,903       (23,648)       (5,287)       1,405
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     38,305,460     71,162,994     57,822,472        21,869        24,930       21,517
From policyholder transactions:
 Net premiums from policyholders . . .     44,546,082     40,631,684     40,318,523       690,849       435,150      278,114
 Net benefits to policyholders . . . .    (55,332,758)   (55,447,667)   (54,498,285)     (178,124)     (274,762)    (218,771)
 Net increase in policy loans  . . . .             --      5,379,590      4,761,829            --            --           --
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    (10,786,676)    (9,436,393)    (9,417,933)      512,725       160,388       59,343
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net increase in net assets . . . . . .     27,518,784     61,726,601     48,404,539       534,594       185,318       80,860
Net assets at beginning of period  . .    472,553,966    410,827,365    362,422,826       594,889       409,571      328,711
                                         ------------   ------------   ------------   -----------   -----------    ---------
Net assets at end of period  . . . . .   $500,072,750   $472,553,966   $410,827,365   $ 1,129,483   $   594,889    $ 409,571
                                         ------------   ------------   ------------   -----------   -----------    ---------




                                               SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                         --------------------------------------   ---------------------------------------
                                            1999          1998          1997         1999          1998           1997
                                         ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $    72,629   $     1,070   $  245,833   $   330,389   $     8,318    $   23,536
 Net realized gains (losses) . . . . .      (217,582)       61,917      129,604       123,861        64,757        78,058
 Net unrealized appreciation
  (depreciation) during the period . .       (40,472)     (364,359)     (32,439)      839,140       339,709      (141,034)
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (185,425)     (301,372)     342,998     1,293,390       412,784       (39,440)
From policyholder transactions:
 Net premiums from policyholders . . .     1,446,109     2,644,808    2,466,836     1,632,955     2,203,753     1,969,364
 Net benefits to policyholders . . . .    (1,547,128)   (1,288,464)    (358,679)   (1,315,539)   (1,443,700)     (709,490)
 Net increase in policy loans  . . . .            --            --           --            --            --            --
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (101,019)    1,356,344    2,108,157       317,416       760,053     1,259,874
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets       (286,444)    1,054,972    2,451,155     1,610,806     1,172,837     1,220,434
Net assets at beginning of period  . .     4,397,860     3,342,888      891,733     3,699,780     2,526,943     1,306,509
                                         -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . .   $ 4,111,416   $ 4,397,860   $3,342,888   $ 5,310,586   $ 3,699,780    $2,526,943
                                         ===========   ===========   ==========   ===========   ===========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                         EQUITY INDEX SUBACCOUNT                  GLOBAL BOND SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                     1999          1998          1997         1999         1998           1997
                                                  ------------  ------------  -----------  -----------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . . .   $   817,715   $   307,010   $  192,049   $   81,580   $    54,728    $   78,770
 Net realized gains (losses)  . . . . . . . . .       471,802       132,619       38,987       (1,996)       32,917         5,891
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,019,913     2,082,107    1,193,531     (126,001)       11,342        (3,195)
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     3,309,430     2,521,736    1,424,567      (46,417)       98,987        81,466
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     7,762,529     4,632,113    6,068,371    1,115,699       798,933       807,985
 Net benefits to policyholders  . . . . . . . .    (2,563,485)   (1,120,852)    (260,531)    (292,075)   (1,158,109)     (201,240)
 Net increase in policy loans . . . . . . . . .            --            --           --           --            --            --
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .     5,199,044     3,511,261    5,807,840      823,624      (359,176)      606,745
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net increase (decrease) in net assets . . . . .     8,508,474     6,032,997    7,232,407      777,207      (260,189)      688,211
Net assets at beginning of period . . . . . . .    13,609,150     7,576,153      343,746    1,105,468     1,365,657       677,446
                                                  -----------   -----------   ----------   ----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $22,117,624   $13,609,150   $7,576,153   $1,882,675   $ 1,105,468    $1,365,657
                                                  ===========   ===========   ==========   ==========   ===========    ==========




                        TURNER CORE  GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                        -------------------------------   ----------------------------------------
                          1999        1998       1997        1999          1998           1997
                        ----------  ---------  ---------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  35,936   $  4,513   $ 10,585    $ 16,549      $ 12,094       $  1,532
 Net realized gains .      44,245     14,364      3,166       7,704         1,184            133
 Net unrealized
  appreciation during
  the period  . . . .      37,727     49,605     12,370     119,400        15,813          2,674
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 operations . . . . .     117,908     68,482     26,121     143,653        29,091          4,339
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     240,351    203,590     91,440     239,618        55,021        146,796
 Net benefits to
  policyholders . . .    (136,661)   (77,651)    (9,878)    (29,520)      (10,341)       (34,985)
 Net increase in
  policy loans  . . .          --         --         --          --            --             --
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     103,690    125,939     81,562     210,098        44,680        111,811
                        ---------   --------   --------    --------      --------       --------
Net increase in net
 assets . . . . . . .     221,598    194,421    107,683     353,751        73,771        116,150
Net assets at
 beginning of period      314,594    120,173     12,490     234,377       160,606         44,456
                        ---------   --------   --------    --------      --------       --------
Net assets at end of
 period . . . . . . .   $ 536,192   $314,594   $120,173    $588,128      $234,377       $160,606
                        =========   ========   ========    ========      ========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                FRONTIER CAPITAL           EMERGING MARKETS EQUITY         GLOBAL
                                             APPRECIATION SUBACCOUNT             SUBACCOUNT          EQUITY SUBACCOUNT
                                         -------------------------------   ------------------------  ------------------
                                           1999       1998        1997        1999         1998*       1999       1998*
                                         ---------  ----------  ---------  ------------  ----------  ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $ 17,768   $    (208)  $  7,522    $  12,790     $      1   $    241    $     1
 Net realized gains  . . . . . . . . .     22,678      12,123      9,048        5,339           --        602          1
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .    164,599     (17,930)    40,541       86,570           10     13,424         45
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    205,045      (6,015)    57,111      104,699           11     14,267         47
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .    255,268     128,779    327,804      433,406        2,018    108,420        915
 Net benefits to policyholders . . . .    (89,136)   (146,083)   (47,276)    (144,400)          --    (11,064)       (13)
 Net increase in policy loans  . . . .         --          --         --           --           --         --         --
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .    166,132     (17,304)   280,528      289,006        2,018     97,356        902
                                         --------   ---------   --------    ---------     --------   --------    -------
Net increase (decrease) in net assets     371,177     (23,319)   337,639      393,705        2,029    111,623        949
Net assets at beginning of period  . .    357,497     380,816     43,177        2,029            0        949          0
                                         --------   ---------   --------    ---------     --------   --------    -------
Net assets at end of period  . . . . .   $728,674   $ 357,497   $380,816    $ 395,734     $  2,029   $112,572    $   949
                                         ========   =========   ========    =========     ========   ========    =======




                                                                                                              ENHANCED U.S.
                                                                       SMALL/MID            HIGH YIELD           EQUITY
                                         BOND INDEX SUBACCOUNT    CAP CORE SUBACCOUNT     BOND SUBACCOUNT      SUBACCOUNT
                                         ----------------------   --------------------   -----------------   ---------------
                                            1999        1998*       1999        1998*      1999     1998*        1999**
                                         -----------  ----------  ----------  ---------  ---------  -------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .    $ 15,852     $   146     $ 6,632      $ --     $  2,542   $   18      $ 1,113
 Net realized gains (losses) . . . . .      (1,422)         (1)        252        --         (186)      --           91
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (22,820)       (196)      3,005         6         (511)     (26)        (879)
                                          --------     -------     -------      ----     --------   ------      -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      (8,390)        (51)      9,889         6        1,845       (8)         325
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     412,326      10,254      97,385       104       98,955    2,887       13,814
 Net benefits to policyholders . . . .     (26,307)        (69)     (7,901)       (2)     (13,078)      --           --
 Net increase in policy loans  . . . .          --          --          --        --           --       --           --
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets resulting
 from policyholder transactions  . . .     386,019      10,185      89,484       102       85,877    2,887       13,814
                                          --------     -------     -------      ----     --------   ------      -------
Net increase in net assets . . . . . .     377,629      10,134      99,373       108       87,722    2,879       14,139
Net assets at beginning of period  . .      10,134           0         108         0        2,879        0            0
                                          --------     -------     -------      ----     --------   ------      -------
Net assets at end of period  . . . . .    $387,763     $10,134     $99,481      $108     $ 90,601   $2,879      $14,139
                                          ========     =======     =======      ====     ========   ======      =======



---------
* From May 1, 1998 (commencement of operations).
** From March 9, 1999 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 are as follows:


          PORTFOLIO             SHARES OWNED      COST           VALUE
          ---------             ------------  ------------  ----------------
Large Cap Growth  . . . . . .     5,741,593   $120,709,045   $  156,931,243
Sovereign Bond  . . . . . . .    25,890,030    250,666,359      236,200,057
International Equity Index  .     1,479,056     24,178,244       29,055,936
Small Cap Growth  . . . . . .       566,326      7,786,928       10,825,578
International Balanced  . . .       109,967      1,176,141        1,177,232
Mid Cap Growth  . . . . . . .       713,403     13,208,576       20,852,255
Large Cap Value . . . . . . .       708,140      9,871,242        9,553,293
Money Market  . . . . . . . .     6,251,999     62,519,986       62,519,986
Mid Cap Value . . . . . . . .       409,851      5,090,205        5,236,581
Small/Mid Cap Growth  . . . .       884,190     13,682,215       12,409,573
Real Estate Equity  . . . . .     1,000,760     13,989,522       11,482,706
Growth & Income . . . . . . .    54,521,668    796,471,840    1,091,050,404
Managed . . . . . . . . . . .    27,360,590    363,175,625      422,672,470
Short-Term Bond . . . . . . .       116,179      1,157,416        1,129,483
Small Cap Value . . . . . . .       376,603      4,498,794        4,111,416
International Opportunities .       350,017      4,215,384        5,310,586
Equity Index  . . . . . . . .     1,081,124     16,808,530       22,117,624
Global Bond . . . . . . . . .       191,740      1,993,841        1,882,675
Turner Core Growth  . . . . .        23,384        436,035          536,192
Brandes International Equity         37,895        449,896          588,128
Frontier Capital Appreciation        34,502        539,359          728,674
Emerging Markets Equity . . .        32,273        309,153          395,733
Global Equity . . . . . . . .         9,277         99,103          112,572
Bond Index  . . . . . . . . .        41,614        410,779          387,762
Small/Mid Cap CORE  . . . . .        10,135         96,470           99,481
High Yield Bond . . . . . . .        10,083         91,148           90,611
Enhanced U.S. Equity  . . . .           674         15,019           14,140

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  -------------
Large Cap Growth  . . . . . . . . .   $ 40,147,156   $ 8,250,657
Sovereign Bond  . . . . . . . . . .     27,217,744    17,748,511
International Equity Index  . . . .      4,421,148     3,377,977
Small Cap Growth  . . . . . . . . .      4,824,260     1,479,601
International Balanced  . . . . . .        640,162       300,719
Mid Cap Growth  . . . . . . . . . .      9,490,182     1,427,655
Large Cap Value . . . . . . . . . .      2,984,422     1,126,859
Money Market  . . . . . . . . . . .     21,519,371    15,378,894
Mid Cap Value . . . . . . . . . . .      1,426,492     1,283,502
Small/Mid Cap Growth  . . . . . . .      3,998,048     1,775,674
Real Estate Equity  . . . . . . . .      1,670,570     1,772,028
Growth & Income . . . . . . . . . .    133,888,047    52,458,290
Managed . . . . . . . . . . . . . .     46,301,140    19,231,354
Short-Term Bond . . . . . . . . . .        682,313       120,964
Small Cap Value . . . . . . . . . .      1,054,005     1,082,396
International Opportunities . . . .      1,758,914     1,111,110
Equity Index  . . . . . . . . . . .      7,177,051     1,160,291
Global Bond . . . . . . . . . . . .      1,188,656       283,452
Turner Core Growth  . . . . . . . .        279,803       140,177
Brandes International Equity  . . .        255,671        29,025
Frontier Capital Appreciation . . .        401,413       217,513
Emerging Markets Equity . . . . . .        454,479       152,683
Global Equity . . . . . . . . . . .        107,485         9,888
Bond Index  . . . . . . . . . . . .        429,057        27,186
Small/Mid Cap CORE  . . . . . . . .        106,540        10,425
High Yield Bond . . . . . . . . . .         99,666        11,238
Enhanced U.S. Equity  . . . . . . .         26,361        11,432

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    28                                              9
attained age . . . . .     9                                              8
beneficiary. . . . . .    34                                              4
business day . . . . .    29                                              6
cash value . . . . . .     7                                             11
charges. . . . . . . .     8                                             13
Code . . . . . . . . .    31                                             29
cost of insurance rates    9                                             29
date of issue. . . . .    29                                              5
death benefit. . . . .     4                                              2
deductions . . . . . .     8                                             15
dividends. . . . . . .     7                                              5
expenses of the Trust.     9                                              2
Fixed Extended Term. .     6                                             28
full surrender . . . .    11                                              1
fund . . . . . . . . .     2                                             12
grace period . . . . .     5                                             28
guaranteed minimum
 death benefit . . . .    12                                             12
insurance charge . . .     9                                             11
insured person . . . .     4                                             11
investment options . .     1                                             31
John Hancock . . . . .    28                                             15
John Hancock Variable
 Series Trust  . . . .     2                                             10
lapse. . . . . . . . .     5                                              1
loan . . . . . . . . .    11                                             12
loan interest. . . . .    11                                             28
monthly deduction date    29                                              4